Exhibit 10.16
COMMERCIAL LEASE AGREEMENT
(Unimproved Property)
     This Lease Agreement (this “Lease”), dated this 3rd day of March, 2008, by and between CCI-B LANGFIELD I, LLC, a Delaware limited liability company, whose mailing address is c/o Capital Commercial Investments, Inc., 300 West 6th Street, Suite 1750, Austin, Texas 78701 (hereinafter referred to as “Lessor”), and L. B. FOSTER COMPANY, a Pennsylvania corporation, whose mailing address is 415 Holiday Drive, Pittsburgh, Pennsylvania 15220 (hereinafter referred to as “Lessee”).
     Background. Lessor has contemporaneously with execution of this Lease purchased 63.1931-acre tract (the “Property”) from Lessee pursuant to a Purchase and Sale Agreement, dated as of December 21, 2007, as amended (the “Purchase Agreement”). Under the terms of the Purchase Agreement, the parties agreed that the Lessee would leaseback from Lessor a portion of the Property consisting of the Premises (as hereafter defined) for a period of ten (10) years on the terms and conditions set forth herein.
     Agreement. In consideration of the foregoing and the mutual covenants and agreements set forth in this Lease, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I
Premises
     Subject to all of the terms, conditions, agreements and covenants hereinafter set forth, Lessor hereby lets, demises and leases to the Lessee that certain tract or parcel of real estate comprised of approximately twenty (20) acres of land, together with all improvements thereon, in Harris County, Texas and described in Exhibit A hereto (hereinafter referred to as the “Premises”). The Premises will include the non-exclusive right of Lessee and its employees, agents, invitees, guests and independent contractors to use existing and future access roads within the Property reasonably necessary for access from the Premises to Langfield Road.
ARTICLE II
Term and Rental
     2.1 This Lease shall continue in full force and effect for a term commencing as of the Closing under the Purchase Agreement (hereinafter referred to as “Commencement Date”), and terminating on March 31, 2018.
     2.2 Lessee will have the continuing right during the term hereof to terminate this Lease as to a portion, but not all, of the Premises by giving Lessor at least one hundred eighty (180) days’ prior written notice and by substantially vacating the portion of the Premises so terminated on or before the designated termination date. Notwithstanding the foregoing, Lessee may only terminate this Lease as to a portion of the Premises if such portion consists of a minimum of four (4) contiguous acres. Any partial termination under this Section 2.2 must be effectuated by relocating either the eastern or the western boundary line of the Premises toward the center of the Premises while maintaining the bearing of the original east or west boundary line, as applicable. Effective upon any partial termination date, the monthly per-acre Base Rent payable by Lessee for the remaining portion of the Premises pursuant to Section 2.3 below shall be increased by an amount (the “Partial Release Adjustment”) equal to the product of (a) the Base Rent then in effect, multiplied by (b) two and one-half percent (2.5%), multiplied by (c) the total number of acres that have been released pursuant to this Section 2.2.
     Without limiting the foregoing, Lessee shall have the right to terminate this Lease in its entirety at any time after the end of the second Lease Year (defined in Section 2.3 below) by providing written notice of its intent to terminate to Lessor at least one (1) year in advance of the termination date.
     2.3 Lessee shall pay to Lessor, on or before the first day of each calendar month during the term hereof, as rent for the Premises, without demand, abatement, deduction or set-off, the sum of the following (collectively, the “Rent”): (a) the Base Rent described below in this Section 2.3, plus, (b) following any partial termination, the Partial Release Adjustment required pursuant to Section 2.2 above, in lawful money of the United States. The “Base Rent” for the period commencing on the Commencement Date and continuing until the last day of the twelfth (12th) full calendar month following the Commencement Date shall be One Thousand and No/100 Dollars ($1,000.00) per acre per month. The Base Rent in effect during each subsequent twelve (12) month period (the period described in the immediately foregoing sentence and each successive 12-month period being herein referred to individually as a “Lease Year”) shall be equal to the product of the Base Rent in effect during the immediately preceding Lease Year multiplied by 1.03. The Rent due per month will be prorated for any partial month during the term hereof and also for any portion of the Premises as to which this Lease is terminated in accordance with the provisions of Section 2.2 above. For illustration purposes only, an example Rent escalation and adjustment schedule is attached hereto as Schedule 2.3.
     2.4 Lessee’s failure to pay Rent promptly may cause Lessor to incur unanticipated costs. The exact amount of such costs is impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the mortgage or deed of trust encumbering the Property. Therefore, if Lessor does not receive any Rent payment within ten (10) days after it becomes due; Lessee shall pay Lessor a late charge equal to five percent (5.0%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment.
     2.5 Subject to the provisions contained in this Section 2.5, Lessor will have the continuing right during the term hereof to terminate this Lease as to one or both of the portions of the Premises identified as the West Parcel (herein so called) on Exhibit B-1 hereto and the South Parcel (herein so called) on Exhibit B-2 hereto (each, a “Parcel”) by giving Lessee at least one hundred eighty (180) days’ prior written notice. In the event Lessor elects to exercise its right to terminate this Lease as to either or both of the West Parcel and/or the South Parcel, Lessee shall have the option to replace the acreage contained within the Parcel or Parcels so terminated by expanding the Premises to the east by an amount of acreage up to the amount of acreage so terminated, and Lessor shall, at Lessor’s cost, relocate or reconstruct the fence described in Section 3.4 below as necessary. The replacement acreage shall be located within the portion of the property identified as the East Parcel (herein so called) on Exhibit B-3 hereto, or, in the event there is insufficient land in the East Parcel to replace all of the acreage so terminated, then the remainder of the replacement acreage shall be located on land adjacent to the Leased Premises and owned by Lessor, the exact location of such adjacent property to be subject to the mutual agreement of Lessor and Lessee. Any partial termination under this Section 2.5 shall be effectuated by relocating the western or southern boundary line of the Premises, as applicable, toward the center of the Premises while maintaining the bearing of the original west or south boundary line, as applicable, and any expansion of the Premises under this Section 2.5 shall be effectuated by relocating the eastern boundary line of the Premises away from the center of the Premises while maintaining the bearing of the original east boundary line. The parties acknowledge that the southern portion of the West Parcel overlaps with the western portion of the South Parcel; the net aggregate acreage of the two Parcels combined is 6.0479 acres.
     In the event that Lessor elects to terminate this Lease as to the West Parcel, Lessee shall have the continuing right to access the Premises for vehicular and pedestrian traffic either directly from Burlington North Drive, or if direct access to Burlington North Drive is not available (whether due to the abandonment of Burlington North Drive or otherwise), then such access shall be provided to and from Langfield Road across the West Parcel, South Parcel and/or any additional property as is necessary to permit such access to Langfield Road. In the event access is provided to Langfield Road, Lessor shall be required, at Lessor’s expense, to construct and maintain a roadway connecting the Premises to Langfield Road. Such roadway shall be an all-weather road constructed on a stabilized base with asphalt surface not less than 30 feet in width, and sufficient for ingress and egress by weight-permitted loads and 60,000 pound forklifts.
     In the event that Lessor elects to terminate this Lease as to the South Parcel, Lessor shall provide to Lessee office space on the Property equally convenient and comparable to the office space (i.e. meeting the standards set forth on Exhibit D hereto) contained within the two story wood / frame building located on the South Parcel as indicated on Exhibit B. Lessor shall also be responsible, at Lessor’s cost, for relocating the utilities located on the South Parcel and modifying the distribution thereof as necessary for the continued operation of Lessee’s business on the Premises. Lessee shall have the right, at Lessee’s cost (subject to the following provisions), to relocate to another area of the Premises the one story sheet tin building located on the South Parcel as indicated on Exhibit B, provided that Lessor shall, at Lessor’s cost, obtain all permits, approvals and government authorizations required in connection with such relocation. Lessor shall also reimburse Lessee for the cost of any modifications to such one story sheet tin building as are required in order to comply with any governmental rules or regulations in connection with such relocation, but only to the extent such modification costs exceed $5,000.00 in the aggregate, Lessee hereby agreeing to be responsible for paying the first $5,000.00 of such costs.
ARTICLE III
Taxes; Maintenance; Insurance and Utilities
     3.1 It is the intention of the parties that this Lease is a “net” lease with Lessee being responsible during the term hereof for the maintenance of the Property and for all expenses relating to Lessee’s use and occupancy of the Property.

     3.2 Lessee shall pay prior to delinquency all ad valorem taxes lawfully assessed against and levied upon (i) the Premises and (ii) Lessee’s trade fixtures, furnishings, equipment, inventory and all other personal property assessed and billed separately from the real property of Lessor. If any of the foregoing is assessed with Lessor’s real or personal property, Lessee shall pay Lessor the taxes attributable to Lessee’s interest in the Premises and Lessee’s personal property within thirty (30) days after receipt from Lessor of a written statement setting forth the taxes applicable to Lessee’s property along with reasonable evidence of the amount of taxes attributable to Lessee’s property. Notwithstanding the foregoing, Lessor shall remain responsible for any special assessments or any other capital charges imposed by governmental authorities or persons other than Lessee in respect of permanent improvements to the Premises or the Property.
     3.3 Lessee shall maintain commercial general liability insurance against claims for bodily injury or death and property damage occurring in or upon or resulting from the Premises, in such amounts and with such coverages as Lessee would typically maintain on its own similarly situated properties, underwritten by one or more insurance companies with a Best rating of at least A-. Any and all insurance policies shall name Lessor as an additional insured and provide that such policy will not be canceled or modified in any way without thirty (30) days’ prior written notice to Lessor. Lessee shall promptly pay, prior to delinquency, all utility bills for its monthly usage of water, gas, heat, light, power, telephone, sewage, air conditioning and ventilation, janitorial, landscaping and any other utilities supplied to the Premises at Lessee’s request.
     3.4 Within sixty (60) days after the effective date of this Lease, Lessor shall cause an eight (8) foot chain link fence to be erected along that portion of the boundary of the Premises that abuts any other land owned by Lessor. Lessee shall, upon receipt of Lessor’s written statement, reimburse Lessor for fifty percent (50%) of the reasonable cost of the labor and materials for such fence as actually paid by Lessor to any third party.
ARTICLE IV
Acceptance and Use of Premises
     4.1 Lessee, by its execution hereof, acknowledges that it has examined the Premises and found such to be in good order and repair and that it is accepting such Premises in their “AS IS” condition,
     4.2 Lessor covenants and agrees with Lessee that upon Lessee paying Rent and other monetary sums due under this Lease and performing its covenants and conditions, Lessee shall and may peaceably and quietly have, hold and enjoy the Premises, subject to the terms of this Lease, for the entire term hereof, including any renewal period.
     4.3 The Premises shall be used only for the purpose of outside storage, manufacturing, distribution and support facilities or any other legally permitted use (under the current zoning classification, if any) with Lessor’s consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, the Premises may not be used as a dry cleaning establishment, nor shall Lessee install any underground storage tanks of any kind on the Premises, or otherwise in violation of Article XII of this Lease. Lessee shall occupy and use the Premises in compliance with all ordinances, rules, regulations and laws of all public authorities, boards, bureaus and officials relating to the Premises or any improvements thereon (including without limitation all “Environmental Laws”, as hereinafter defined), and further, will not use, occupy, suffer or permit any person, firm or corporation to use or occupy said Premises, or any part thereof, for any purpose or use which violates any statute or ordinance, whether Federal, state or municipal (including without limitation all “Environmental Laws”, as hereinafter defined), throughout the term of this Lease.
     4.4 Lessee shall not allow the Premises to be used for any unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on, or about the Premises. Lessee shall not commit nor suffer to be committed any waste in or upon the Premises. Furthermore, Lessee shall not allow the Premises to be used in violation of the Release and Settlement Agreement, dated as of July 5, 1984, filed for record under Harris County Clerk’s File No. J592773 (the “Southern Boundary Settlement Agreement”) during the term of this Lease.
     4.5 To the extent that Lessee is deemed to be in violation of any provision of Sections 4.3 or 4.4, Lessee shall have thirty (30) days after receipt of written notice from Lessor to remedy any such violation, without incurring any penalties or damages of any kind whatsoever from Lessor, or it will be deemed to have breached this Lease.
     4.6 Lessor hereby agrees and acknowledges that Lessee shall own all improvements and fixtures located on the Premises (the “Improvements”) during the term of this Lease. Lessee shall maintain the Improvements in the manner determined by Lessee in its sole discretion and shall have the right to alter, demolish, reconstruct or repair the Improvements in Lessee’s sole discretion. Anything to the contrary notwithstanding Lessor acknowledges and agrees that (i) upon the expiration or earlier termination of this Lease, Lessee shall not have any obligation to repair or replace any of the Improvements nor shall Lessee have any obligation to remove any of the Improvements from the Premises, and (ii) Lessee shall be entitled, in Lessee’s sole discretion, to remove any of the Improvements located on the Premises on or before the expiration or earlier termination of this Lease. Any Improvements consisting of buildings or offices will be left in a “broom clean” condition at the expiration or earlier termination of the Lease and any Improvements or personal property remaining on the Premises thereafter shall be deemed abandoned by the Lessee and shall be the property of the Lessor unless otherwise expressly agreed by the parties hereto.
ARTICLE V
Northern Rail Spur and Utility and Access Easement
     In addition to Lessee’s right to use the Premises, Lessee shall have (i) the nonexclusive use of the Northern Rail Spur and the existing roadways serving the Northern Rail Spur (together, the “Northern Rail Spur”) identified on Exhibit B that lies outside the Premises and exclusive use of the portion of the Northern Rail Spur located within the Premises, and (ii) the non-exclusive right to use of the rights granted to “Foster” under the Utility and Access Easement Agreement attached hereto as Exhibit C. In the event that Lessor terminates this Lease as to the West Parcel in accordance with Section 2.5 above, Lessor shall have the right to remove the portion of the Northern Rail Spur located within the West Parcel. Except as provided herein, Lessor shall not alter or remove any portion of the North Rail Spur without Lessee’s prior written consent.
ARTICLE VI
Storm Water Drainage
     Several surface ditches and underground storm water drainage pipes traverse the Property that currently drain all or portions of the Premises into the drainage ditches owned and/or operated by the City of Houston or Harris County Flood Control District (the “Storm Water Drainage System”). Lessor may alter the Storm Water Drainage System provided that no such alternation interferes with Lessee’s activities or operations or may temporarily or permanently disrupt or otherwise adversely impair the drainage of the Premises. Lessee will maintain at Lessee’s expense the portion of the Storm Water Drainage System located within the Premises except Lessor shall be responsible for the cost of any maintenance or repairs within the Premises resulting from any alteration or lack of maintenance beyond the Premises. Lessor will maintain at Lessor’s expense the portions of the Storm Water System located outside the Premises.
ARTICLE VII
Entry by Lessor
     Lessor and Lessor’s agents shall have the right at reasonable times to enter the Premises to inspect the same or to maintain or repair, make alterations, or additions to the Premises or any portion thereof, only to the extent that any such entry, alterations or additions do not materially affect the Lessee’s use of the Premises, or to show the Premises to prospective purchasers, tenants or lenders. Lessor may, at any time, place on or about the Premises any ordinary “for sale” signs; Lessor may at any time during the last forty-five (45) days of the term of this Lease place on or about the Premises any ordinary “for lease” signs.
ARTICLE VIII
Liens
     Lessee shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Lessee and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee. In the event that Lessee shall not, within thirty (30) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Lessor and all expenses and costs incurred by it in connection therewith, excluding attorneys’ fees, shall be payable to Lessor by Lessee within thirty (30) days after receipt by Lessee of a written invoice from Lessor. Lessor shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law for the protection of Lessor and the Premises, and any other party having an interest therein, from mechanics’ and materialmen’s liens, and Lessee shall give to Lessor at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises, and shall not proceed with any such work without first having received Lessor’s consent, which consent may be withheld or made, subject to such additional conditions as Lessor deems appropriate.
ARTICLE IX
Indemnification
     9.1 Except to the extent caused by the negligence of Lessor, Lessee shall indemnify and hold the Lessor Indemnified Parties (as hereafter defined) harmless from and against any and all claims of liability for any injury or damage to any person or property arising from Lessee’s use of the Premises during the term of this Lease or from any activity, work, or thing done, permitted or suffered by Lessee during the term of this Lease in or about the Premises, including but not limited to any violations under the Southern Boundary Settlement Agreement.
     9.2 Lessor shall indemnify and hold the Lessee Indemnified Parties (as hereafter defined) harmless from and against any and all claims of liability for any injury or damage to any person or property arising from Lessor’s use of the Property or from any activity, work, or thing done, permitted or suffered by Lessor during the term of this Lease in or about the Property except to the extent caused by the negligence of Lessee.
     9.3 For the purposes of this Lease, the term “Lessor Indemnified Parties” will include Lessor, its successors and assigns, and its or their officers, directors, partners, members, managers, employees, agents, independent contractors, guests and invitees, and the phrase “Lessee Indemnified Parties” will include Lessee, its successors and assigns, and its or their officers, directors, employees, agents, independent contractors, guests and invitees.
ARTICLE X
Condemnation
     If the Premises or any portion thereof are taken under the powers of eminent domain, this Lease shall remain in full force and effect as to the portion of the Premises remaining, provided that the Rent shall be reduced in proportion to the ratio which the portion of the Premises taken bears to the entire Premises, and provided further that the remaining area is adequate for Lessee’s operation. In the event that the remaining area is inadequate, Lessee may, at its option, terminate this Lease and all further obligations of Lessee hereunder shall terminate upon notification to Lessor of Lessee’s intent to terminate. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of the power of eminent domain shall be the property of Lessor, whether made as compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee’s trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such Condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such Condemnation, repair any damage to the Premises caused by such Condemnation, except to the extent that Lessee has been reimbursed therefore by the condemning authority.
ARTICLE XI
Assignment and Subletting
     11.1 Lessee shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein without the prior written consent of Lessor, which consent shall be given or withheld in Lessor’s sole and absolute discretion.
     11.2 Other than an assignment of this Lease to any person or entity controlled by or under common control with Lessee, Lessee shall not assign this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Lessor, which consent shall be given or withheld in Lessor’s sole and absolute discretion.
     11.3 No consent by Lessor to any assignment or subletting by Lessee shall relieve Lessee of any obligation to be performed by the Lessee under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Lessor to any assignment or subletting shall not relieve Lessee from the obligation to obtain Lessor’s express written consent to any other assignment or subletting. The acceptance of Rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.
ARTICLE XII
Environmental Covenants and Indemnities
     12.1 Lessee will exercise reasonable care during the term of this Lease in handling Hazardous Substances if Lessee uses or encounters any in connection with its use of and operations on the Premises. Lessee, at Lessee’s expense, will undertake any and all preventative, investigatory or remedial action (including emergency response, removal, containment and other remedial action) (i) required by any applicable Environmental Laws or orders by any Governmental Authority having jurisdiction under Environmental Laws, or (ii) necessary to prevent or minimize property damage (including damage to Lessee’s own property), personal injury or damage to the environment, or the threat of any such damage or injury by releases of or exposure to Hazardous Substances attributable to the operations of Lessee on the Premises. Without limiting the foregoing, if Hazardous Substances are discovered on the Premises that are attributable to Lessee’s operation during Lessee’s use and operation thereof in violation of Governmental Requirements, Lessee will remove (or cause to be removed or remediated) and pay (or cause to be paid) immediately when due the cost of removing or remediating any Hazardous Substances from the Premises in compliance with all Governmental Requirements. In the event Lessee fails to perform any of its obligations under this Section 12, Lessor may (but will not be required to) perform such obligations at Lessee’s expense. All such costs and expenses incurred by Lessor under this Section and otherwise under this Lease will be reimbursed by Lessee to Lessor upon demand. In performing any such obligations of Lessee, Lessor will at all times be deemed to be the agent of Lessee and will not by reason of such performance be deemed to be assuming any responsibility of Lessee under any Environmental Law or to any third party.
     12.2 Lessee will cause the operations conducted on the Premises by Lessee or its employees, agents, representatives and contractors, during the term of this Lease, to comply in all material respects with all Environmental Laws and orders of any Governmental Authorities having jurisdiction under any Environmental Laws and will obtain, keep in effect and comply in all material respects with all Governmental Requirements promulgated pursuant to any Environmental Laws with respect to the Premises or operations.
     12.3 Lessee, as consideration for the Lease, hereby indemnifies and holds harmless Lessor Indemnified Parties against any and all claims, demands, losses, liabilities, costs and expenses (including reasonable attorney fees at trial and on any appeal or petition for review) incurred by such Lessor Indemnified Party (a) arising out of or relating to any investigatory or remedial action involving the operations conducted on the Premises by Lessee or any other operations of Lessee and required by Environmental Laws or by orders of any Governmental Authority having jurisdiction under any Environmental Laws, or (b) on account of injury to any person whatsoever or damage to any property arising out of, in connection with or in any way relating to (i) Lessee’s violation of any Environmental Laws, (ii) Lessee’s use, treatment, storage, generation, manufacture, transport, release, spill, disposal or other handling of Hazardous Substances on the Premises, or (iii) Lessee’s contamination of any of the Premises by Hazardous Substances by any means whatsoever in violation of Environmental Laws. The foregoing indemnity is limited to losses, liabilities, costs and expenses (“Claims”) that any Lessor Indemnified Party incurs as a result of the introduction or alleged introduction of Hazardous Substances onto the Premises by Lessee or its agents, contractors, licensees, employees, tenants or guests, or as a result of the violation or alleged violation by Lessee, or its agents, contractors, licensees, employees, tenants or guests, of any Environmental Law, or with respect to any other violation of any Environmental Law for which Lessee, or any of its agents, contractors, licensees, employees, tenants or guests are liable or alleged to be liable, in each case relating to acts or omissions of Lessee or persons or entities for whom Lessee is responsible (as provided herein) during the term of this Lease and not prior thereto. Lessor will notify Lessee promptly of any Claims, and Lessor will not confess judgment, settle or compromise any Claims for which Lessor seeks indemnity under this Lease without Lessee’s prior written consent unless Lessee fails or refuses to timely affirm its obligations to indemnify Lessor under this Lease. Predicated upon the continuing satisfaction of the foregoing, following the delivery to Lessor of such affirmation of indemnity and agreement to defend, Lessee will have the exclusive right to defend against such Claims and to settle or compromise same at its sole cost. In the event Lessee fails or refuses to adequately defend any Lessor Indemnified Party against such Claims, Lessee will reimburse Lessor all reasonable costs and expenses incurred by Lessor or any such Lessor Indemnified Party to conduct its own defense. Nothing in the foregoing will preclude Lessor, at its own cost and expense, from participating with Lessee in the defense of any Claims which defense has been undertaken and is ongoing by Lessee. Anything to the contrary notwithstanding Lessor acknowledges and agrees Lessee shall have no liability for Hazardous Substances not introduced to the Premises by Lessee or its agents, contractors, licensees, employees, tenants, customers, clientele, vendors, invitees or guests.

     12.4 For the purposes of this Lease, the following terms have the meanings indicated below:
     (a) “Environmental Laws” means all federal, state, local and foreign statutes, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation.
     (b) “Hazardous Substances” is used in this Lease in its very broadest sense and means and includes, without limitation, asbestos and any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, and also refers to pollutants, effluents, contaminants, emissions or related materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. Hazardous Substances includes, but is not limited to, any and all hazardous or toxic substances, materials or waste as defined by or listed under any of the Environmental Laws.
ARTICLE XIII
Default and Remedies
     13.1 The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:
     (a) Any failure by lessee to pay the Rent or any other monetary sums required to be paid hereunder where such failure continues for five (5) business days after receipt of written notice thereof from Lessor that such amounts are past due. Notwithstanding anything in this Section 13.1(a) to the contrary, Lessor shall only be required to give Lessee two (2) such notices of default within any calendar year;
     (b) The complete abandonment of the Premises by Lessee for at least thirty (30) consecutive days;
     (c) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after receipt of written notice thereof from Lessor; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty-

day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion;
     (d) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within thirty (30) days;
     (e) Any insurance required to be maintained by Lessee pursuant to this Lease shall be cancelled or terminated or shall expire or shall be reduced or materially changed, except, in each case, following any applicable cure period and as otherwise permitted in this Lease; and
     (f) Lessee shall assign, sublease, or transfer its interest in or with respect to this Lease, except as otherwise permitted in this Lease.
     13.2 In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, after giving Lessee notice and/or demand and in addition to other remedies provided herein:
     (a) Maintain this Lease in full force and effect and recover the Rent and other monetary charges as they become due, without terminating Lessee’s right to possession, irrespective or whether Lessee shall have abandoned the Premises; or
     (b) Terminate Lessee’s right to possession by any lawful means, in which case this Lease shall terminate and Lessee shall surrender possession of the Premises to Lessor and Lessee shall be deemed to have exercised its options to terminate to the fullest extent possible pursuant to Section 2.2. In such event, Lessor shall be entitled to recover from Lessee the sum of: (i) all Rent and all other amounts accrued hereunder to the date of such termination, plus the lesser of: (A) the sum of: (1) the cost of reletting the whole or any part of the Premises, including without limitation brokerage fees and/or leasing commissions incurred by Lessor, and costs of removing and storing Lessee’s or any other occupant’s property, and all other reasonable expenses incurred by Lessor in pursuing its remedies, including reasonable attorneys’ fees and court costs; and (2) the excess of the then present value of the Rent and other amounts payable by Lessee under this Lease as would otherwise have been required to be paid by Lessee to Lessor during the one (1) year period following such termination (or two (2) year period if such termination occurs within one (1) year following the Commencement Date), over the present value of the amounts Lessor can reasonably be expected to recover by reletting the Premises during such period, taking into consideration the availability of acceptable tenants and other market conditions affecting leasing; or (B) the Rent and other amounts payable by Lessee under this Lease as would otherwise have been required to be paid by Lessee to Lessor during the period following the termination of this Lease (assuming the exercise of Lessee’s termination rights to the fullest extent possible pursuant to Section 2.2). Such present values shall be calculated at a discount rate equal to the ninety (90) day U.S. Treasury bill rate at the date of such termination. Any reletting of the Premises shall be on such terms and conditions as Lessor, in its sole discretion, may determine (including, without limitation, a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises, rental of less than the entire Premises to any tenant). Lessor shall not be liable, nor shall Lessee’s obligations hereunder be diminished because of Lessor’s failure to relet the Premises or collect Rent due in respect of such reletting.
     (c) If Lessee fails to make any payment, perform any obligation or cure any default hereunder within the time permitted (including any cure periods provided for herein), Lessor, without being under any obligation to do so, and without thereby waiving such failure or default, may make the payment, perform such obligation and/or remedy such default for the account of Lessee (and enter the Premises for such purpose). Lessee agrees to pay Lessor, upon demand, all costs, expenses and disbursements (including reasonable attorney’s fees) incurred by Lessor in taking such remedial action.
ARTICLE XIV
Miscellaneous Provisions
     14.1 Captions; Attachments; Defined Terms
     (a) The captions of the Articles of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any portion of this Lease.
     (b) Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.
     (c) The words “Lessor” and “Lessee”, as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one person or entity constituting the Lessor or the Lessee, as the case may be, the obligations hereunder imposed upon Lessor or Lessee shall be joint and several as to such constituent person(s) or entity(ies).
     (d) The obligations contained in this Lease to be performed by Lessor shall be binding on Lessor’s successors and assigns only during their respective periods of ownership, and the term “Lessor” shall mean only the owner or owners at the time in question of the fee title or a tenant’s interest in a ground lease of the Premises. .
     14.2 Entire Agreement
     (a) This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Lessor and Lessee relative to the Premises and this Lease and the exhibits and attachments may not be altered, amended or revoked except by an instrument in writing signed by both Lessor and Lessee.
     (b) Lessor and Lessee agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.
     14.3 Severability
     If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.
     14.4 Costs of Suit
     If Lessee or Lessor shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Lessor for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys’ fees, which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.
     14.5 Time
Time is of the essence in this Lease and in each and every provision hereof.
     14.6 Waiver
     No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, or as provided for herein, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term of condition. However, acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall constitute a waiver by Lessor of the breach or default of any covenant, term or condition contained herein.
     14.7 Holding Over
     If Lessee remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Lessor, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further term, and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein; provided, however, that nothing herein shall preclude Lessor from seeking eviction or any other remedy in the event that Lessee remains on the Premises after the expiration of the term hereof without Lessor’s consent.
     14.8 Notices

     All notices or demands of any kind required or desired to be given by Lessor or Lessee hereunder shall be in writing and may be served by depositing the notice or demand in the United States mail, addressed to the Lessor or Lessee, respectively, postage prepaid and registered or certified with return receipt requested; by delivering the same in person to the office of such party; or by delivery by Federal Express, UPS or other reputable overnight courier. Notice given in accordance herewith will be effective upon receipt at the address of the addressee. For purposes of notice, the addresses of the parties are as follows:

If to Seller, to:	L.B. Foster Company
415 Holiday Drive
P. O. Box 2806
Pittsburgh, PA 15230
Attention: David L. Voltz

with a copy to:	L.B. Foster Company
415 Holiday Drive
P. O. Box 2806
Pittsburgh, PA 15230
Attention: Steven L. Hart

and to:	Andrews Kurth LLP
111 Congress Avenue, Suite 1700
Austin, Texas 78701
Attention: William Dillard

If to Purchaser, to:	c/o Capital Commercial Investments, Inc.
300 West 6th Street, Suite 1750
Austin, Texas 78701
Attention: Paul D. Agarwal

with a copy to:	Sneed, Vine & Perry, P.C.
901 Congress
Austin, Texas 78701
Attn: William D. Brown
     14.9 Subordination, Non-Disturbance
     This Lease is subordinate to all liens, encumbrances, easements, deeds of trust and ground leases now or hereafter encumbering the Premises, and all refinancings, replacements, modifications, extensions or consolidations thereof. Lessee shall attorn to any mortgagee, ground lessor, trustee under a deed of trust or purchaser at a foreclosure or trustee’s sale (“Lessor’s Mortgagee”) as “Lessor” under this Lease provided that each such Lessor’s Mortgagee agrees not to disturb Lessee’s possession of the Premises pursuant to a mutually acceptable subordination, non-disturbance and attornment agreement by and between each such Lessor’s Mortgagee and Lessee. In addition, Lessor shall obtain within 10 business days following the effective date of this Lease a fully executed subordination, non-disturbance and attornment agreement from any existing Lessor’s Mortgagee with respect to the Premises in a form reasonably acceptable to Lessee. In the event Lessee fails to execute any such agreement, or fails to specify in reasonable detail the terms of such proposed agreement which Lessee finds unacceptable, within ten (10) days after Lessee’s receipt of such proposed agreement, Lessor shall have the right to execute, acknowledge and deliver any such agreement(s) for and in the name of the Lessee, and Lessee hereby appoints Lessor as attorney-in-fact for Lessee irrevocably (such power of attorney being coupled with an interest) for such limited purpose, and to cause any such agreement(s) to be recorded; provided, however, that Lessor shall have first delivered to Lessee a second written notice, along with the proposed agreement, which notice shall notify Lessee that it has failed to comply with the terms of this Section 14.9, and then only if Lessee’s failure to sign the agreement, or to notify Lessor in reasonable detail of the terms of the proposed agreement that Lessee finds unacceptable, continues for ten (10) days after Lessee’s receipt of such second notice. The second notice must contain the following text:
THIS NOTICE IS GIVEN PURSUANT TO SECTION 14.9 OF YOUR LEASE. IF YOU FAIL TO EXECUTE THE ENCLOSED AGREEMENT, OR TO NOTIFY THE LANDLORD IN REASONABLE DETAIL OF THE TERMS CONTAINED THEREIN WHICH YOU FIND UNACCEPTABLE, WITHIN TEN (10) DAYS AFTER YOUR RECEIPT OF THIS NOTICE, THE LANDLORD HAS THE RIGHT TO EXECUTE THE ENCLOSED AGREEMENT IN YOUR NAME.
     14.10 Memorandum of Lease
     Lessor and Lessee agree, at the sole expense of Lessee, to execute a Memorandum of Lease in recordable form and otherwise containing provisions reasonably required by Lessee within five (5) days following the request of the other party hereto.
     14.11 Estoppel Certificates
     Lessee agrees, from time to time, within ten (10) days after receipt of Lessor’s written notice, to execute and deliver to Lessor or Lessor’s designees any estoppel certificate requested by Lessor stating that this Lease is in full force and effect, the date to which Rent has been paid, that Lessor is not in default hereunder or specifying in detail the nature of Lessor’s default, the termination date of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Lessor. Lessee’s obligation to furnish each estoppel certificate in a timely fashion is a material inducement for Lessor’s execution of this Lease
     14.12 Signs
     Lessee shall not erect or install any exterior signs without Lessor’s prior written consent which shall not be unreasonably withheld, delayed or conditioned. Upon surrender or vacating of the Premises, Lessee shall have removed all signs and repair, paint, and/or replace the building facial surface to which its signs are attached. Lessee shall obtain all applicable governmental permits and approvals for sign and exterior treatments.
     14.13 Brokers

     Lessee represents and warrants that Lessee has dealt with no broker, agent or other person in connection with this transaction other than Michael Hill Properties. Lessor represents and warrants that Lessor has dealt with no broker, agent or other person in connection with this transaction. Lessor acknowledges that Lessor is solely responsible for any brokerage commission payable as a result of this Lease. Lessee hereby agrees to defend, indemnify, and hold harmless Lessor and Lessor hereby agrees to defend, indemnify, and hold harmless Lessee, from and against any claim by third parties for any brokerage, commission, finders or other fees relative to this Lease, and any court costs, attorneys’ fees or other costs or expenses arising therefrom, and alleged to be due by authorization of the indemnifying party.
[END OF TEXT; SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Lessor and Lessee have executed this Lease as of the date and year first above written.

LESSOR:

CCI-B LANGFIELD I, LLC, a Delaware limited liability company

By:	CCI-B TX LLC, a Delaware limited liability company, its Managing Member

	By:	CCI-PDA No. 3, L.P., a Texas limited partnership, its Managing Member

		By:	CCI-B PDA GP, LLC, a Texas limited liability company, its General Partner

By:

Paul D. Agarwal, Manager

LESSEE:

L. B. FOSTER COMPANY,
a Pennsylvania corporation

By:

Printed	Name:

Title:

EXHIBIT A
Description of Premises

Windrose Land Services, Inc 3628 Westchase Houston, Texas 77042 Phone (713) 458-2282 Fax (713) 461-1151 Professional Surveying and Engineering Services
DESCRIPTION
19.9999 ACRES OR 871,196 SQUARE FEET
A TRACT OR PARCEL OF LAND CONTAINING 19.9999 ACRES OR 871,196 SQUARE FEET OF LAND BEING OUT AND A PART OF RESTRICTED RESERVE “A” OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO, RECORDED UNDER FILM CODE NO. 483106, HARRIS COUNTY MAP RECORDS, SITUATED IN THE THOMAS HUBANKS SURVEY, ABSTRACT NO. 370, HARRIS COUNTY TEXAS, DESCRIBED AS FOLLOWS, WITH ALL BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 83:
BEGINNING AT A POINT ON SOUTHERLY RIGHT OF WAY LINE OF BURLINGTON NORTH DRIVE (CALLED 60’ WIDE, VOL. 265, PG. 69, H.C.M.R.) MARKING THE NORTHEAST CORNER OF A CALLED 3.6513 ACRE TRACT CONVEYED TO NDI HOUSTON INDUSTRIAL PARTNERS, LLC, IN THAT CERTAIN WARRANTY DEED FILED FOR RECORD UNDER HARRIS COUNTY CLERKS FILE NO. 20060143364, SAME BEING THE COMMON NORTHWEST CORNER OF SAID RESTRICTED RESERVE “A” OF L.B. FOSTER INDUSTRIAL PARK, SECTION TWO, AND OF THE HEREIN DESCRIBED TRACT;
THENCE NORTH 88 DEG. 08 MIN. 27 SEC. EAST, ALONG AND WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BURLINGTON NORTH DRIVE, SAME BEING THE NORTHERLY LINE OF SAID RESTRICTED RESERVE “A”, A DISTANCE OF 1636.28 FEET TO THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 01 DEG. 51 MIN. 33 SEC. EAST, LEAVING SAID LINE, A DISTANCE OF 452.69 FEET TO THE MOST EASTERLY SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 88 DEG. 08 MIN. 27 SEC. WEST, A DISTANCE OF 852.64 FEET TO AN INTERIOR CORNER OF A HEREIN DESCRIBED TRACT;
THENCE SOUTH 01 DEG. 51 MIN. 33 SEC. EAST, A DISTANCE OF 167.30 FEET TO THE MOST SOUTHERLY SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 88 DEG. 08 MIN. 27 SEC. WEST, A DISTANCE OF 781.57 FEET TO A POINT ON THE EASTERLY LINE OF A CALLED 3.6493 ACRE TRACT CONVEYED TO CCI-B LANGFIELD I, LLC IN THAT CERTAIN WARRANTY DEED FILED FOR RECORD UNDER H.C.C.F. NO. 20070673383, FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE NORTH 02 DEG. 03 MIN. 01 SEC. WEST, ALONG AND WITH THE EASTERLY LINE OF SAID 3.6513 ACRE TRACT, AND SAID 3.6493 ACRE TRACT, SAME BEING THE WESTERLY LINE OF SAID RESTRICTED RESERVE “A”, A DISTANCE OF 620.00 FEET TO THE PLACE OF BEGINNING AND CONTAINING 19.9999 ACRES OR 871,196 SQUARE FEET OF LAND, AS SHOWN ON THE EXHIBIT, JOB NO. 43384WC-LEASE OVERALL, FILED IN THE OFFICES OF WINDROSE LAND SERVICES, INC. HOUSTON, HARRIS COUNTY, TEXAS.

/s/ Mike Kurkowski	2/26/08

MIKE KURKOWSKI	DATE
R.P.L.S. NO. 5101
STATE OF TEXAS

RESIDUE OF UTILITY AND ACCESS EASEMENT
BENEFITTING L.B. FOSTER COMPANY
H.C.C.F. NO. U306626
(CROSSHATCHED AREA)
(SEE NOTE #12)
RESTRICTED RESERVE "A"
CSR HYDRO CONDUIT
INDUSTRIAL PARK
F.C. NO. 445025, H.C.M.R.
NORTH
SCALE: 1" = 150'
10' BUILDING LINE F.C. NO. 445025, H.C.M.R.
NORTHERLY RIGHT-OF-WAY OF BURLINGTON NORTH DRIVE
BURLINGTON NORTH DRIVE
(CALLED 60' WIDE R.O.W.) F.C. NO. 445025, H.C.M.R.
N 88°08'27" E 1636.28'
P.O.B.
N 88°08'27" E 400.56'
10' BUILDING LINE (F.C. NO. 483106, H.C.M.R.)
S 01°51'33" E 452.69'
LANGFIELD ROAD
(CALLED 60' WIDE R.O.W.)
CALLED 3.6513 ACRES
TO NDI HOUSTON INDUSTRIAL
PARTNERS, LLC
H.C.C.F. NO. 20060143364
THOMAS HUBANKS SURVEY
ABSTRACT 370
19.9999 ACRES
871,196 SQ. FT.
50' WIDE MAGNOLIA PIPE LINE COMPANY EASEMENT
VOL. 1215, PG. 267, H.C.D.R.
VOL. 3428, PG. 650, H.C.D.R.
N 02°03'01" W
620.00'
S 88°08'27" W 852.64'
S 01°51'33" E
167.30'
13' x 14' TRANSFORMER ESMT.
H.C.C.F. NO. D060524
CALLED 3.6493 ACRES
TO CCI-B LANGFIELD I, LLC
H.C.C.F. NO. 20070673383
S 88°08'27" W 781.57'
10' WIDE HL&P ESMT.
H.C.C.F. NO. D060524
RESTRICTED RESERVE "A"
L.B. FOSTER INDUSTRIAL PARK
SECTION TWO
F.C. NO. 483106, H.C.M.R.

NOTES:

1. SURVEYOR DID NOT ABSTRACT SUBJECT PROPERTY. THIS SURVEY WAS PREPARED WITH INFORMATION CONTAINED IN TITLE COMMITMENT GF NO. 1033002393 OF LAWYER'S TITLE INSURANCE CORPORATION, EFFECTIVE DATE OF JANUARY 9, 2008, ISSUED JANUARY 25, 2008. TRACTS I AND II HEREON REFER TO SAID COMMITMENT.
2. BEARINGS WERE BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 1983. THESE BEARINGS DIFFER FROM THOSE USED IN THE PLAT OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO AS RECORDED UNDER F.C. NO. 483106, H.C.M.R.
3. DEVELOPMENT OF THIS TRACT IS SUBJECT TO REQUIREMENTS PER CITY OF HOUSTON ORDINANCE NO. 1999-262 WHICH STIPULATES PLATTING AND SETBACK CONSTRAINTS. PROPOSED USAGE OF THIS TRACT WILL DETERMINE ACTUAL BUILDING SETBACK LINE(S) ALONG ANY ADJOINING STREETS. REFER TO CITY OF HOUSTON BUILDING CODES TO ESTABLISH MINIMUM PUBLISHED SETBACK REQUIREMENTS. ULTIMATELY THE CITY OF HOUSTON PLANNING COMMISSION WILL DETERMINE REQUIRED SETBACKS UPON REVIEW OF PLANS OR PLATS SUBMITTED TO SAID COMMISSION. THIS TRACT MAY REQUIRE PLATTING AS A CONDITION FOR RECEIVING BUILDING PERMITS.
4. ENVIRONMENTAL AND DRAINAGE ISSUES ARE BEYOND THE SCOPE OF THIS SURVEY.
5. THE SQUARE FOOTAGE TOTALS SHOWN HEREON ARE BASED ON THE MATHEMATICAL CLOSURE OF THE COURSES AND DISTANCES REFLECTED ON THE SURVEY. IT DOES NOT INCLUDE THE TOLERANCES THAT MAY BE PRESENT DUE TO THE POSITIONAL ACCURACY OF THE BOUNDARY MONUMENTATION.

EXHIBIT OF
19.9999 AC. OR 871,196 SQ. FT. OF LAND OUT OF RESTRICTED RESERVE 'A' OF L.B. FOSTER INDUSTRIAL PARK, SEC. 2 FILM CODE NO. 483106, H.C.M.R. SITUATED IN THE THOMAS HUBANKS SURVEY, A-370 CITY OF HOUSTON HARRIS COUNTY, TEXAS

FIELDED BY:	-	DATE:	FEBRUARY 26, 2008
DRAWN BY:	RK	REV:	
CHECKED BY:	MJK	REV:	
JOB NO.	43384WC-LEASE-OVERALL	REV:	
SHEET 1 OF 2		REV:	

EXHIBIT B
Pictorial Description of Premises and Property
showing Northern Rail Spur

EXHIBIT B

Two Story Wood / Frame Building
One Story Sheet Tin Building
Northern Rail Spur
PREMISES
THOMAS HUBANKS SURVEY ABSTRACT
A.G. HOLLAND SURVEY ABSTRACT 346
MARKED EXHIBIT B 2-30-2008

EXHIBIT B-1
Description of West Parcel

Windrose Land Services, Inc 3628 Westchase Houston, Texas 77042 Phone (713) 458-2282 Fax (713) 461-1151 Professional Surveying and Engineering Services
DESCRIPTION
4.1703 ACRES OR 181,660 SQUARE FEET
A TRACT OR PARCEL OF LAND CONTAINING 4.1703 ACRES OR 181,660 SQUARE FEET OF LAND BEING OUT AND A PART OF RESTRICTED RESERVE “A” OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO, RECORDED UNDER FILM CODE NO. 483106, HARRIS COUNTY MAP RECORDS, SITUATED IN THE THOMAS HUBANKS SURVEY, ABSTRACT NO. 370, HARRIS COUNTY TEXAS, DESCRIBED AS FOLLOWS, WITH ALL BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 83:
BEGINNING AT A POINT ON SOUTHERLY RIGHT OF WAY LINE OF BURLINGTON NORTH DRIVE (CALLED 60’ WIDE, VOL. 265, PG. 69, H.C.M.R.) MARKING THE NORTHEAST CORNER OF A CALLED 3.6513 ACRE TRACT CONVEYED TO NDI HOUSTON INDUSTRIAL PARTNERS, LLC, IN THAT CERTAIN WARRANTY DEED FILED FOR RECORD UNDER HARRIS COUNTY CLERKS FILE NO. 20060143364, SAME BEING THE COMMON NORTHWEST CORNER OF SAID RESTRICTED RESERVE “A” OF L.B. FOSTER INDUSTRIAL PARK, SECTION TWO, AND OF THE HEREIN DESCRIBED TRACT;
THENCE NORTH 88 DEG. 08 MIN. 27 SEC. EAST, ALONG AND WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BURLINGTON NORTH DRIVE, SAME BEING THE NORTHERLY LINE OF SAID RESTRICTED RESERVE “A”, A DISTANCE OF 293.00 FEET TO THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 02 DEG. 03 MIN. 01 SEC. EAST, LEAVING SAID LINE, A DISTANCE OF 620.00 FEET TO THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 88 DEG. 08 MIN. 27 SEC. WEST, A DISTANCE OF 293.00 FEET TO A POINT ON THE EASTERLY LINE OF A CALLED 3.6493 ACRE TRACT CONVEYED TO CCI-B LANGFIELD I, LLC IN THAT CERTAIN WARRANTY DEED FILED FOR RECORD UNDER H.C.C.F. NO. 20070673383, FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE NORTH 02 DEG. 03 MIN. 01 SEC. WEST, ALONG AND WITH THE EASTERLY LINE OF SAID 3.6513 ACRE TRACT, AND SAID 3.6493 ACRE TRACT, SAME BEING THE WESTERLY LINE OF SAID RESTRICTED RESERVE “A”, A DISTANCE OF 620.00 FEET TO THE PLACE OF BEGINNING AND CONTAINING 4.1703 ACRES OR 181,660 SQUARE FEET OF LAND, AS SHOWN ON THE EXHIBIT, JOB NO. 43384WC-LEASE WEST PARCEL, FILED IN THE OFFICES OF WINDROSE LAND SERVICES, INC. HOUSTON, HARRIS COUNTY, TEXAS.

/s/ Mike Kurkowski	02/26/08

MIKE KURKOWSKI	DATE
R.P.L.S. NO. 5101
STATE OF TEXAS

RESIDUE OF UTILITY AND ACCESS EASEMENT
BENIFITTING L.B. FOSTER COMPANY
H.C.C.F. NO. U306626
10'x20' WATER METER ESMT.
F.C. NO. 445025, H.C.M.R.
10' BUILDING LINE F.C. NO. 445025, H.C.M.R.
NORTHERLY RIGHT-OF-WAY OF BURLINGTON NORTH DRIVE
BURLINGTON NORTH DRIVE
(CALLED 60' WIDE R.O.W.) F.C. NO. 445025, H.C.M.R.
P.O.B.
N 88°08'27" E 293.00'
N 88°08'27" E 400.56'
10' BUILDING LINE F.C. NO. 445025, H.C.M.R.
LANGFIELD ROAD
(CALLED 60' WIDE R.O.W.)
CALLED 3.6513 ACRES
TO NDI HOUSTON INDUSTRIAL PARTNERS, LLC
H.C.C.F. NO. 20060143364
N 02°03'01" W 620.00'
4.1703 ACRES
181,660 SQ. FT.
S 02°03'01" E 620.00'
RESTRICTED RESERVE "A"
L.B. FOSTER INDUSTRIAL PARK
SECTION TWO
F.C. NO. 483106, H.C.M.R.
THOMAS HUBANKS SURVEY
ABSTRACT 370
CALLED 3.6493 ACRES
TO CCI-B LANGFIELD I, LLC
H.C.C.F. NO. 20070673383
WILSHIRE
PLACE DRIVE
(CALLED 60' WIDE R.O.W.)
S 88°08'27" W 293.00'
10' WIDE HL&P ESMT.
H.C.C.F. NO. D060524
NORTH
SCALE: 1" = 100'

EXHIBIT OF
4.1703 AC. OR 181,660 SQ. FT. OF LAND OUT OF RESTRICTED RESERVE 'A' OF L.B. FOSTER INDUSTRIAL PARK, SEC. 2 FILM CODE NO. 483106, H.C.M.R. SITUATED IN THE THOMAS HUBANKS SURVEY, A-370 CITY OF HOUSTON HARRIS COUNTY, TEXAS

NOTES:

1. SURVEYOR DID NOT ABSTRACT SUBJECT PROPERTY. THIS SURVEY WAS PREPARED WITH INFORMATION CONTAINED IN TITLE COMMITMENT GF NO. 1033002393 OF LAWYER'S TITLE INSURANCE CORPORATION, EFFECTIVE DATE OF JANUARY 9, 2008, ISSUED JANUARY 25, 2008. TRACTS I AND II HEREON REFER TO SAID COMMITMENT.
2. BEARINGS WERE BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 1983. THESE BEARINGS DIFFER FROM THOSE USED IN THE PLAT OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO AS RECORDED UNDER F.C. NO. 483106, H.C.M.R.
3. DEVELOPMENT OF THIS TRACT IS SUBJECT TO REQUIREMENTS PER CITY OF HOUSTON ORDINANCE NO. 1999-262 WHICH STIPULATES PLATTING AND SETBACK CONSTRAINTS. PROPOSED USAGE OF THIS TRACT WILL DETERMINE ACTUAL BUILDING SETBACK LINE(S) ALONG ANY ADJOINING STREETS. REFER TO CITY OF HOUSTON BUILDING CODES TO ESTABLISH MINIMUM PUBLISHED SETBACK REQUIREMENTS. ULTIMATELY THE CITY OF HOUSTON PLANNING COMMISSION WILL DETERMINE REQUIRED SETBACKS UPON REVIEW OF PLANS OR PLATS SUBMITTED TO SAID COMMISSION. THIS TRACT MAY REQUIRE PLATTING AS A CONDITION FOR RECEIVING BUILDING PERMITS.
4. ENVIRONMENTAL AND DRAINAGE ISSUES ARE BEYOND THE SCOPE OF THIS SURVEY.
5. THE SQUARE FOOTAGE TOTALS SHOWN HEREON ARE BASED ON THE MATHEMATICAL CLOSURE OF THE COURSES AND DISTANCES REFLECTED ON THE SURVEY. IT DOES NOT INCLUDE THE TOLERANCES THAT MAY BE PRESENT DUE TO THE POSITIONAL ACCURACY OF THE BOUNDARY MONUMENTATION.

FIELDED BY: -	DATE: FEBRUARY 26, 2008
DRAWN BY: RK	REV:
CHECKED BY: MJK	REV:
JOB NO. 43364WC-LEASE-EAST PARCEL	REV:
SHEET 1 OF 2	REV:

EXHIBIT B-2
Description of South Parcel

Windrose Land Services, Inc 3628 Westchase Houston, Texas 77042 Phone (713) 458-2282 Fax (713) 461-1151 Professional Surveying and Engineering Services
DESCRIPTION
3.0029 ACRES OR 130,807 SQUARE FEET
A TRACT OR PARCEL OF LAND CONTAINING 3.0029 ACRES OR 130,807 SQUARE FEET OF LAND BEING OUT AND A PART OF RESTRICTED RESERVE “A” OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO, RECORDED UNDER FILM CODE NO. 483106, HARRIS COUNTY MAP RECORDS, SITUATED IN THE THOMAS HUBANKS SURVEY, ABSTRACT NO. 370, HARRIS COUNTY TEXAS, DESCRIBED AS FOLLOWS, WITH ALL BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 83:
COMMENCING AT A POINT ON SOUTHERLY RIGHT OF WAY LINE OF BURLINGTON NORTH DRIVE (CALLED 60’ WIDE, VOL. 265, PG. 69, H.C.M.R.) MARKING THE NORTHEAST CORNER OF A CALLED 3.6513 ACRE TRACT CONVEYED TO NDI HOUSTON INDUSTRIAL PARTNERS, LLC, IN THAT CERTAIN WARRANTY DEED FILED FOR RECORD UNDER HARRIS COUNTY CLERKS FILE NO. 20060143364, SAME BEING THE NORTHWEST CORNER OF SAID RESTRICTED RESERVE “A” OF L.B. FOSTER INDUSTRIAL PARK, SECTION TWO;
THENCE SOUTH 02 DEG. 03 MIN. 01 SEC. EAST, ALONG AND WITH THE EASTERLY LINE OF SAID 3.6513 ACRE TRACT, A DISTANCE OF 452.70 FEET TO THE NORTHWEST CORNER AND POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;
THENCE NORTH 88 DEG. 08 MIN. 27 SEC. EAST, A DISTANCE OF 782.13 FEET TO THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 01 DEG. 51 MIN. 33 SEC. EAST, A DISTANCE OF 167.30 FEET TO THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 88 DEG. 08 MIN. 27 SEC. WEST, A DISTANCE OF 781.57 FEET TO A POINT ON THE EASTERLY LINE OF A CALLED 3.6493 ACRE TRACT CONVEYED TO CCI-B LANGFIELD I, LLC IN THAT CERTAIN WARRANTY DEED FILED FOR RECORD UNDER H.C.C.F. NO. 20070673383, FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE NORTH 02 DEG. 03 MIN. 01 SEC. WEST, ALONG AND WITH THE EASTERLY LINE OF SAID 3.6513 ACRE TRACT, AND SAID 3.6493 ACRE TRACT, SAME BEING THE WESTERLY LINE OF SAID RESTRICTED RESERVE “A”, A DISTANCE OF 167.30 FEET TO THE PLACE OF BEGINNING AND CONTAINING 3.0029 ACRES OR 130,807 SQUARE FEET OF LAND, AS SHOWN ON THE EXHIBIT, JOB NO. 43384WC-LEASE SOUTH PARCEL, FILED IN THE OFFICES OF WINDROSE LAND SERVICES, INC. HOUSTON, HARRIS COUNTY, TEXAS.

/s/ Mike Kurkowski	02/26/08

MIKE KURKOWSKI	DATE
R.P.L.S. NO. 5101
STATE OF TEXAS

EXHIBIT OF
3.0029 AC. OR 130,807 SQ. FT. OF LAND OUT OF RESTRICTED RESERVE 'A' OF L.B. FOSTER INDUSTRIAL PARK, SEC. 2 FILM CODE NO. 483106, H.C.M.R. SITUATED IN THE THOMAS HUBANKS SURVEY, A-370 CITY OF HOUSTON HARRIS COUNTY, TEXAS

LANGFIELD ROAD
(CALLED 60' WIDE R.O.W.)
10'x20' WATER METER ESMT.
F.C. NO. 445025, H.C.M.R.
10' BUILDING LINE F.C. NO. 445025, H.C.M.R.
NORTHERLY RIGHT-OF-WAY OF BURLINGTON NORTH DRIVE
RESIDUE OF UTILITY AND ACCESS EASEMENT
BENIFITTING L.B. FOSTER COMPANY
H.C.C.F. NO. U306626
BURLINGTON NORTH DRIVE
(CALLED 60' WIDE R.O.W.) F.C. NO. 445025, H.C.M.R.
10' BUILDING LINE F.C. NO. 445025, H.C.M.R.
NORTH
SCALE: 1" = 100'
N 88°08'27" E 400.56'
P.O.C.
S 02°03'01" E 452.70'
CALLED 3.6513 ACRES
TO NDI HOUSTON INDUSTRIAL PARTNERS, LLC
H.C.C.F. NO. 20060143364
THOMAS HUBANKS SURVEY
ABSTRACT 370
CALLED 3.6493 ACRES
TO CCI-B LANGFIELD I, LLC
H.C.C.F. NO. 20070673383
RESTRICTED RESERVE 'A'
L.B. FOSTER INDUSTRIAL PARK
SECTION TWO
F.C. NO. 483106, H.C.M.R.
P.O.B.
N 88°08'27" E 782.13'
N 02°03'01" W 167.30'
3.0029 ACRES
130,807 SQ. FT.
13' x 14' TRANSFORMER ESMT.
H.C.C.F. NO. D060524
S 01°51'33" E 167.30'
S 88°08'27" W 781.57'
10' WIDE HL&P ESMT.
H.C.C.F. NO. D060524
50' WIDE MAGNOLIA PIPE LINE COMPANY EASEMENT
VOL. 1215, PG. 267, H.C.D.R.
VOL. 3428, PG. 650, H.C.D.R.

NOTES:

1. SURVEYOR DID NOT ABSTRACT SUBJECT PROPERTY. THIS SURVEY WAS PREPARED WITH INFORMATION CONTAINED IN TITLE COMMITMENT GF NO. 1033002393 OF LAWYER'S TITLE INSURANCE CORPORATION, EFFECTIVE DATE OF JANUARY 9, 2008, ISSUED JANUARY 25, 2008. TRACTS I AND II HEREON REFER TO SAID COMMITMENT.
2. BEARINGS WERE BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 1983. THESE BEARINGS DIFFER FROM THOSE USED IN THE PLAT OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO AS RECORDED UNDER F.C. NO. 483106, H.C.M.R.
3. DEVELOPMENT OF THIS TRACT IS SUBJECT TO REQUIREMENTS PER CITY OF HOUSTON ORDINANCE NO. 1999-262 WHICH STIPULATES PLATTING AND SETBACK CONSTRAINTS. PROPOSED USAGE OF THIS TRACT WILL DETERMINE ACTUAL BUILDING SETBACK LINE(S) ALONG ANY ADJOINING STREETS. REFER TO CITY OF HOUSTON BUILDING CODES TO ESTABLISH MINIMUM PUBLISHED SETBACK REQUIREMENTS. ULTIMATELY THE CITY OF HOUSTON PLANNING COMMISSION WILL DETERMINE REQUIRED SETBACKS UPON REVIEW OF PLANS OR PLATS SUBMITTED TO SAID COMMISSION. THIS TRACT MAY REQUIRE PLATTING AS A CONDITION FOR RECEIVING BUILDING PERMITS.
4. ENVIRONMENTAL AND DRAINAGE ISSUES ARE BEYOND THE SCOPE OF THIS SURVEY.
5. THE SQUARE FOOTAGE TOTALS SHOWN HEREON ARE BASED ON THE MATHEMATICAL CLOSURE OF THE COURSES AND DISTANCES REFLECTED ON THE SURVEY. IT DOES NOT INCLUDE THE TOLERANCES THAT MAY BE PRESENT DUE TO THE POSITIONAL ACCURACY OF THE BOUNDARY MONUMENTATION.

FIELDED BY:	-	DATE:	FEBRUARY 26, 2008
DRAWN BY:	RK	REV:	
CHECKED BY:	MJK	REV:	
JOB NO.	43364WC-LEASE-EAST PARCEL	REV:	
SHEET 1 OF 2		REV:	

EXHIBIT B-3
Description of East Parcel

Windrose Land Services, Inc 3628 Westchase Houston, Texas 77042 Phone (713) 458-2282 Fax (713) 461-1151 Professional Surveying and Engineering Services
DESCRIPTION
5.3146 ACRES OR 231,503 SQUARE FEET
A TRACT OR PARCEL OF LAND CONTAINING 5.3146 ACRES OR 231,503 SQUARE FEET OF LAND BEING OUT OF AND PART OF RESTRICTED RESERVE “A” OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO, RECORDED UNDER FILM CODE NO. 483106, HARRIS COUNTY MAP RECORDS, SITUATED IN THE THOMAS HUBANKS SURVEY, ABSTRACT NO. 370, HARRIS COUNTY TEXAS, DESCRIBED AS FOLLOWS, WITH ALL BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 83:
COMMENCING AT A POINT ON SOUTHERLY RIGHT OF WAY LINE OF BURLINGTON NORTH DRIVE (CALLED 60’ WIDE, VOL. 265, PG. 69, H.C.M.R.) AND ON THE EASTERLY LINE OF SAID THOMAS HUBANKS SURVEY AND THE WESTERLY LINE OF THE A.G. HOLLAND SURVEY, ABSTRACT NO. 346, MARKING THE NORTHWEST CORNER OF UNRESTRICTED RESERVE “D” OF BURLINGTON INDUSTRIAL DISTRICT SECTION TWO, RECORDED UNDER VOL. 265, PG. 69, H.C.M.R., AND THE NORTHEAST CORNER OF SAID RESTRICTED RESERVE “A”;
THENCE SOUTH 88 DEG. 08 MEN. 27 SEC. WEST, ALONG AND WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BURLINGTON NORTH DRIVE, A DISTANCE OF 49.99 FEET TO AN ANGLE POINT;
THENCE SOUTH 01 DEG. 51 MIN. 33 SEC, EAST, A DISTANCE OF 34.35 FEET TO THE NORTHEAST CORNER AND POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 01 DEGREES 52 MINUTES 40 SECONDS EAST, A DISTANCE OF 223.64 FEET TO THE BEGINNING OF A NON-TANGENT CURVATURE TO THE RIGHT;
THENCE IN A SOUTHWESTERLY DIRECTION, A DISTANCE OF 492.70 FEET ALONG SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 468.07 FEET, SUBTENDING A CENTRAL ANGLE OF 60 DEG. 18 MIN. 42 SEC, AND HAVING A CHORD BEARING AND DISTANCE OF SOUTH 56 DEG. 47 MIN. 08 SEC. WEST, 470.27 FEET TO THE END OF SAID CURVE;
THENCE SOUTH 88 DEG. 08 MIN. 27 SEC. WEST, A DISTANCE OF 160.40 FEET TO THE SOUTHWEST CORNER OF THE HEREIN DESCIRBED TRACT;
THENCE NORTH 01 DEG. 51 MIN. 33 SEC. WEST, A DISTANCE OF 452.69 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BURLINGTON NORTH DRIVE, FOR THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE NORTH 88 DEG. 08 MIN. 27 SEC. EAST, ALONG AND WITH SAID RIGHT-OF-WAY LINE, A DISTANCE OF 53.28 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE LEFT;
THENCE IN A NORTHEASTERLY DIRECTION, CONTINUING ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 179.77 ALONG THE ARC OF SAID CURVE TO THE LEFT, HAVING A RADIUS OF 1030.00 FEET, SUBTENDING A CENTRAL ANGLE OF 10 DEG. 00 MIN. 00 SEC, AND HAVING A CHORD BEARING AND DISTANCE OF NORTH 83 DEG. 08 MIN. 27 SEC. EAST, 179.54 FEET TO A POINT OF TANGENCY;
THENCE NORTH 88 DEG. 08 MIN. 27 SEC. EAST, LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 329.78 FEET TO THE PLACE OF BEGINNING AND CONTAINING 5.3146 ACRES OR 231,503 SQUARE FEET OF LAND, AS SHOWN ON THE EXHIBT, JOB NO. 43384WC-LEASE EAST PARCEL, FILED IN THE OFFICES OF WINDROSE LAND SERVICES, INC HOUSTON, HARRIS COUNTY, TEXAS.

/s/ Mike Kurkowski	02/29/08

MIKE KURKOWSKI	DATE
R.P.L.S. NO. 5101
STATE OF TEXAS

RESTRICTED RESERVE "A"
CSR HYDRO CONDUIT
INDUSTRIAL PARK
F.C. NO. 445025, H.C.M.R.
BURLINGTON NORTH DRIVE
(CALLED 60' WIDE R.O.W.)
VOL 265, PG. 69, H.C.M.R.
L1
C1
N 88°08'27" E
329.78'
P.O.B.
L2
P.O.C.
L3
S 01°52'40" E
223.64'
5.3146 ACRES
231,503 SQ. FT.
N 01°51'33" W 452.69'
THOMAS HUBANKS SURVEY
ABSTRACT 370
CB=S 56°47'08" W C=470.27'
L=492.71' Δ=60°18'42" R=468.07'
L4
RESTRICTED RESERVE "A"
L.B. FOSTER INDUSTRIAL PARK
SECTION TWO
F.C. NO. 483106, H.C.M.R.
100' WIDE CITY OF HOUSTON EASEMENT OR
RIGHT-OF-WAY FOR DRAINAGE DITCH
VOL. 7806, PG. 161, H.C.D.R.
UNRESTRICTED RESERVE "D"
BURLINGTON INDUSTRIAL DISTRICT
SECTION TWO
VOL. 265, PG. 69, H.C.M.R.
A.G. HOLLAND SURVEY
ABSTRACT 346

NORTH
SCALE: 1" = 100'

CURVE CHART

CURVE	RADIUS	DELTA	ARC	BEARING	CHORD
C1	1030.00'	10°00'00"	179.77'	N 83°08'27" E	179.54'

LINE TABLE

LINE	BEARING	DISTANCE
L1	N 88°08'27" E	53.28'
L2	S 88°08'27" W	49.99'
L3	S 01°51'33" E	34.35'
L4	S 88°08'27" W	160.40'

NOTES:

1. SURVEYOR DID NOT ABSTRACT SUBJECT PROPERTY. THIS SURVEY WAS PREPARED WITH INFORMATION CONTAINED IN TITLE COMMITMENT GF NO. 1033002393 OF LAWYER'S TITLE INSURANCE CORPORATION, EFFECTIVE DATE OF JANUARY 9, 2008, ISSUED JANUARY 25, 2008. TRACTS I AND II HEREON REFER TO SAID COMMITMENT.
2. BEARINGS WERE BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 1983. THESE BEARINGS DIFFER FROM THOSE USED IN THE PLAT OF L.B. FOSTER INDUSTRIAL PARK SECTION TWO AS RECORDED UNDER F.C. NO. 483106, H.C.M.R.
3. DEVELOPMENT OF THIS TRACT IS SUBJECT TO REQUIREMENTS PER CITY OF HOUSTON ORDINANCE NO. 1999-262 WHICH STIPULATES PLATTING AND SETBACK CONSTRAINTS. PROPOSED USAGE OF THIS TRACT WILL DETERMINE ACTUAL BUILDING SETBACK LINE(S) ALONG ANY ADJOINING STREETS. REFER TO CITY OF HOUSTON BUILDING CODES TO ESTABLISH MINIMUM PUBLISHED SETBACK REQUIREMENTS. ULTIMATELY THE CITY OF HOUSTON PLANNING COMMISSION WILL DETERMINE REQUIRED SETBACKS UPON REVIEW OF PLANS OR PLATS SUBMITTED TO SAID COMMISSION. THIS TRACT MAY REQUIRE PLATTING AS A CONDITION FOR RECEIVING BUILDING PERMITS.
4. ENVIRONMENTAL AND DRAINAGE ISSUES ARE BEYOND THE SCOPE OF THIS SURVEY.
5. THE SQUARE FOOTAGE TOTALS SHOWN HEREON ARE BASED ON THE MATHEMATICAL CLOSURE OF THE COURSES AND DISTANCES REFLECTED ON THE SURVEY. IT DOES NOT INCLUDE THE TOLERANCES THAT MAY BE PRESENT DUE TO THE POSITIONAL ACCURACY OF THE BOUNDARY MONUMENTATION.

EXHIBIT OF
5.3146 AC. OR 231,503 SQ. FT. OF LAND OUT OF RESTRICTED RESERVE "A" OF L.B. FOSTER INDUSTRIAL PARK, SEC. 2 FILM CODE NO. 483106, H.C.M.R. SITUATED IN THE THOMAS HUBANKS SURVEY, A-370 CITY OF HOUSTON HARRIS COUNTY, TEXAS

FIELDED BY: -	DATE: FEBRUARY 26, 2008
DRAWN BY: RK	REV:
CHECKED BY: MJK	REV:
JOB NO. 43384WC-LEASE-EAST PARCEL	REV:
SHEET 1 OF 2	REV:

EXHIBIT C
Utility and Access Easement Agreement

EXHIBIT C
UTILITY AND ACCESS EASEMENT AGREEMENT
     THIS UTILITY AND ACCESS EASEMENT AGREEMENT (this “Agreement”) is made and entered into this 31 day of March, 2000, by and between HYDRO CONDUIT CORPORATION, a Delaware corporation (hereinafter referred to as “HCC”), and L. B. FOSTER COMPANY, a Pennsylvania corporation (hereinafter referred to as “Foster”).
WITNESSETH:
     WHEREAS, HCC is the owner in fee simple of that certain tract or parcel of real property more particularly described on Exhibit “A” attached hereto and made a part hereof (hereinafter referred to as the “HCC Tract”), and Foster is the owner in fee simple of that certain tract of real property lying adjacent to and being contiguous with the southern boundary of the HCC Tract (hereinafter referred to as the “Foster Tract”); and
     WHEREAS, HCC desires to grant certain easements in, to, under, through and across that portion of the HCC Tract more particularly described on Exhibit B attached hereto and made a part hereof (the “Easement Parcel”); and
     WHEREAS, subsequent to the date of this Agreement HCC intends to dedicate that portion of the Easement Tract more particularly described on Exhibit “C” attached hereto and made a part hereof (the “Reversionary Property”) to the City of Houston for use as a public road.
     NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10 00), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HCC and Foster, intending to be legally bound, do hereby covenant and agree as follows:
     1. Foster Utility Easement. HCC hereby grants to Foster for the benefit of the Foster Tract, as the same may be hereafter subdivided, transferred or conveyed, a perpetual, non-exclusive easement over, across, under and through the Easement Parcel for purposes of constructing, utilizing, repairing, maintaining and replacing any utilities and storm water drainage facilities located on the Easement Parcel and benefitting the Foster Tract (collectively, the “Foster Utilities”).
     2. Foster Access Easement. HCC, for the benefit of the Foster Tract, hereby grants unto Foster, its heirs, successors, successors-in-title, assigns, tenants, licensees, invitees, permittees, agents, contractors and representatives a perpetual, non-exclusive easement over and across the

Easement Parcel for the purpose of vehicular and pedestrian ingress and egress to and from the Foster Tract over and across the Easement Parcel to the rights-of-way of Langfield Road and Burlington North Drive (the “Foster Access Easement”).
     3. Construction and/or Relocation of Utilities. If Foster, from time to time, desires to construct new utility or storm water drainage facilities on or within the Easement Parcel and/or relocate the existing Foster Utilities located on or within the Easement Parcel, Foster shall perform such construction and/or relocation at its own cost and expense, and such construction and/or relocation of the Foster Utilities shall be subject, as to scope and location, to the approval of HCC, which approval shall not be unreasonably withheld or delayed.
     4. Maintenance of Foster Utilities. In the event Foster enters upon the Easement Parcel for the purposes of constructing, maintaining, repairing or replacing the Foster Utilities, Foster shall complete such work at its sole cost and expense in a workman-like, lien-free manner in accordance with all applicable laws. HCC covenants and agrees that HCC shall repair and/or replace at its sole cost and expense any portion of the Foster Utilities damaged or destroyed by HCC, its agents, employees, invitees or contractors. In addition, HCC agrees that HCC shall not modify, alter or reconfigure the drainage facilities located on the HCC Tract in any manner which materially increases the flow of storm water runoff into any portion of the storm water facilities located within the Easement Parcel which benefit the Foster Tract. With respect to any drainage pipes or structures located on the HCC Tract and outside the Easement Parcel (whether or not such pipes originate, terminate or traverse the Easement Parcel or any part thereof) that service the Foster Tract, HCC’s sole obligation if it encounters such pipes or structures during excavation or other activities on the HCC Tract shall be to properly cap and secure such pipes and structures in a workman-like manner in accordance with all applicable laws and HCC shall have no further obligation or liability to any party with respect to any such pipes or structures.
     5. Maintenance of Foster Access Easement. HCC and Foster covenant and agree that each party shall, at its sole cost and expense, repair, replace and restore any portion of the existing pavement, stabilized land and roadway improvements now located on the Easement Parcel which are damaged, destroyed or degraded in any material respect by of such party, its employees, contractors, agents, representatives, tenants, invitees or guests, to materially the same condition as exists as of the date of this Agreement. Any work required to be performed by either party pursuant to this paragraph 5 shall be conducted in a workman-like, lien free manner and in accordance with all applicable laws.
     6. Subordination of Foster’s Rights. Foster and HCC expressly acknowledge and agree that, upon the consummation of the dedication of the Reversionary Property to the City of Houston as and for a public street, Foster’s rights in and to the Reversionary Property arising in connection with or by virtue of this Agreement shall at all times thereafter be subject to the right, title and interest of the City of Houston or any governmental successor entity thereto in and to the Reversionary Property as and for a public street and Foster shall exercise its rights hereunder only

2

to the extent the exercise of such rights do not interfere with the City of Houston’s use, development and enjoyment of the Reversionary Property as and for a public street.
     7. Indemnifications. Foster and HCC (as the case may be, the “Indemnifying Parties”) hereby indemnify and holds harmless the other party and the other party’s successors, successors-in-title, assigns, tenants, licenses, and invitees (the “Indemnified Parties”) from and against any and all injury, loss, cost, damage or expense, claims, demands and liabilities, including without limitation, reasonable attorney’s fees and other court costs, incurred for any claims or causes of action arising from (i) failure by the Indemnifying Party to perform any covenant or agreement required to be performed by the Indemnifying Party hereunder or to exercise the rights granted hereunder in accordance with applicable law, or (ii) any accident, injury, death or damage (whether to person or property) on or about the Easement Parcel which arises or results from the negligence or willful misconduct of the Indemnifying Party or its officers, employees, invitees, customers, guests, patrons, tenants, independent contractors, successors or assigns.
     8. Miscellaneous.
          (a) HCC represents and warrants that it now owns fee simple title in and to the HCC Tract and that HCC has full right, power and authority to enter into, execute and deliver this Agreement and to convey the aforesaid easements and related rights to Foster and thereafter to be bound hereby and hereto
          (b) Foster represents and warrants that it now owns fee simple title in and to the Foster Tract and that Foster has full right, power and authority to enter into, execute and deliver this Agreement and thereafter to be bound hereby and hereto
          (c) Whenever the term “HCC” or the term “Foster” is used herein, the same shall mean and include the party named herein as “HCC” or “Foster”, as the case may be, and their respective heirs, successors, assigns, trustees, representatives and successors-in-title to all or any portion of the “HCC Tract” or the “Foster Tract”, and each of them
          (d) This Agreement shall be governed by and construed under the laws of the State of Texas
          (e) Each of the easements granted herein shall run with the land and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, successors-in-title and assigns

3

     IN WITNESS WHEREOF, HCC and Foster have caused this instrument to be duly executed, sealed and delivered on the day and year first above written.

HCC:

HYDRO CONDUIT CORPORATION,
a Delaware corporation

By:	/s/ Ronald W. Metzger

Name:	Ronald W. Metzger

Title:	Vice President
[CORPORATE SEAL]

THE STATE OF TEXAS	)(
COUNTY OF HARRIS	)(
          This instrument was acknowledged before me on the 31 day of March, 2000 by Ronald W. Metzger the duly authorized Vice President of Hydro Conduit Corporation, a Delaware corporation, on behalf of said corporation.

/s/ Kimberly Guedry LaVern

Notary Public, State of

Printed Name:

Commission Expires:

4

FOSTER:

L. B. FOSTER COMPANY, a
Pennsylvania corporation

By:	/s/ Lee B. Foster

Name:	Lee B. Foster

Title:	Chairman & CEO
[CORPORATE SEAL]

THE STATE OF PENNSYLVANIA	)(
COUNTY OF ALLEGHENY	)(
          This instrument was acknowledged before me on the 30th day of March, 2000 by Lee B. Foster, the duly authorized Chairman & CEO of L. B. Foster Company, a Pennsylvania corporation, on behalf of said corporation.

/s/ Linda J. Moore

Notary Public, State of Pennsylvania
Printed Name: Linda J. Moore
Commission Expires: 8.20.01

This instrument prepared by and upon recording return to:
Sutherland Asbill & Brennan LLP
999 Peachtree Street, NE
Atlanta, Georgia 30309-3996
Attn: Benjamin R. Tarbutton

5

Exhibit A
BEING A 65.8325 ACRE (2,867,662 SQUARE FOOT) TRACT OF LAND COMPRISED OF FOUR (4) TRACTS OF LAND CONVEYED BY DEED TO L. B. FOSTER COMPANY, A CALLED 10.677 ACRE TRACT RECORDED UNDER CLERK’S FILE NUMBER (C.F. NO.) H4 95060, A CALLED 10.663 ACRE TRACT RECORDED UNDER C.F. NO. H089853, A CALLED 12.040 ACRE TRACT RECORDED UNDER C , F,. NO. G’750117, A CALLED 30.0638 ACRE TRACT RECORDED UNDER C.F. NO. H229843 AND A PORTION OF A CALLED 65.3930 ACRE TRACT RECORDED UNDER C.F. NO. H229843 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY (O.P.R.R.P.) OF HARRIS COUNTY, TEXAS, ALL IN THE THOMAS HUBANKS SURVEY, ABSTRACT 370, CITY OF HOUSTON, HARRIS COUNTY, TEXAS.
COMMENCING: At a found 3/4 -inch iron pipe in the East line of Langfield Road being a 60-foot right-of-way marking the Southwest corner of Unrestricted Reserve “A”, West Little York Road Industrial Addition (York Addition) as recorded under Volume 264, Page 83, of the Harris County Map Records (HCMR) and marking the Northwest corner of a 20,7074 acre tract conveyed to the North American Islamic Trust, Inc., Trustee (Islamic) under C.F. No. R331957 of the O.P.R.R.P of Harris County;
THENCE: South 88 deg 04 min 06 sec East, 1044.96 feet along the south line of the York Addition and the North line of the Islamic tract, to a found 5/8-inch iron rod for the most northerly northwest corner and POINT OF BEGINNING of the herein described tract, said corner also marking the Northeast corner of said Islamic tract;
THENCE: North 88 deg 04 min 06 sec East, 560.80 feet along the south line of the York Addition to a found 5/8-inch rod for corner in the West line of Yorkfield Road (Yorkfield) being a 60-foot right-of-way, said corner also marking the Southeast corner of Unrestricted Reserve “E” of said York Addition and the Northeast corner of Unrestricted Reserve “A” of the L. B. Foster Industrial Park (Foster Park) as recorded under Volume 309, Page 67; HCMR;
THENCE: South 02 deg 07 min 52 sec East, 8.14 feet along the West line of Yorkfield and East line of Reserve “A” in Foster Park, to a found 5/8-inch iron rod for corner, said corner lying in a curve to the left;
THENCE: Continuing along the West line of Yorkfield and the East line of Reserve “A” in Foster Park, around a curve to the left with a radius of 60.00 feet, subtending a central angle of

Exhibit A
120 deg 00 min 00 sec and with an arc length of 125.66 feet, to a found 5/8-inch iron rod for corner;
THENCE: South 02 deg 07 min 52 sec East, 11.29 feet continuing along the West line of Yorkfield and East line of Reserve “A” in Foster Park, to a found 5/8-inch iron rod for corner, said corner marking the Southeast corner of Reserve “A” in Foster Park;
THENCE: North 87 deg 52 min 04 sec East, 60.00 feet along the South line of said Foster Park to a found 5/8-inch iron rod for corner in the East line of said Yorkfield, said corner also marking the Southwest corner of Unrestricted Reserve “B” of said Foster Park;
THENCE: North 02 deg 07 min 52 sec West, 11.29 feet along the East line of Yorkfield and West line of Reserve “B” in Foster Park, to a found 5/8-inch iron rod for corner and lying in a curve to the left;
THENCE: Continuing along the East line of Yorkfield and the West line of Reserve “B” in Foster Park, around a curve to the left with a radius of 60.00 feet, subtending a central angle of 120 deg 00 min 00 sec and with an arc length of 125.66 feet to a found 5/8-inch iron rod for corner;
THENCE: North 02 deg 07 min 52 sec West, 7.93 feet continuing along the East line of Yorkfield and the West line of Reserve “B” in Foster Park, to a found 5/8-inch iron rod lying in the South line of said York Addition, said corner marking the Northwest corner of Reserve “B” in Foster Park and the Southwest corner of Unrestricted Reserve “F” in said York Addition;
THENCE: North 88 deg 04 min 06 sec East along the South line of said York Addition 576.79 feet to a found 5/8-inch iron rod for angle point;
THENCE: North 87 deg 53 min 30 sec East, 412.18 feet continuing along the South line of said York Addition, to a found 5/8-inch iron rod for the Northeast corner lying in the East line of the Thomas Hubanks Survey (Hubanks) and the west line of the A. G. Hollan Survey A — 346 (Hollan), said corner marking the Southeast corner of Unrestricted Reserve “H” York Addition

Exhibit A
and the Southeast corner of said York Addition, said corner also being in the West line of the Ditch Witch Subdivision (Ditch S/D) as recorded under Volume 346, Page 37, HCMR;
THENCE: South 01 deg 52 min 23 sec East, along the East line of Hubanks and West line of Hollan 1,467.80 feet to a found 3/4 -inch galvanized iron pipe (G.I.P.), marking the Southeast corner;
THENCE: South 88 deg 08 min 04 sec West, 100.01 feet along the common line being the most southerly south line of said 12.040 acre tract and the north line of said 65.3930 acre tract, to a found 5/8-inch iron rod, the point of curvature of a curve to the left;
THENCE: In a southwesterly direction around a curve to the left with a radius of 970.00 feet, subtending a central angle of 10 deg 00 min 00 sec, and with an arc length of 169. 30 feet, to a set 5/8-inch iron rod, for a point of tangency;
THENCE: South 78 deg 08 min 04 sec West, 112.96 feet to a set 5/8-inch iron rod for the point of curvature of a curve to the right;
THENCE: In a southwesterly direction around a curve to the right with a radius of 1030.00 feet, subtending a central angle of 10 deg 00 min 00 sec and with an arc length of 179.77 feet to a set 5/8-inch iron rod for the point of tangency;
THENCE: South 88 deg 08 min 04 sec West, 2089.92 feet to a found 1-inch G I.P. marking the southwest corner and lying in the east line of Langfield Road;
THENCE: North 01 deg 51 min 56 sec West, 50.00 feet along the east line of Langfield to a found PK Nail in asphalt pavement, an angle point being the northwest corner of said 65.3930 acre tract and the southwest corner of said 30.0638 acre tract;
THENCE: North 02 deg 07 min 10 sec West, 50.07 feet along the East line of Langfield to a found 5/8-inch iron rod for corner, said corner marking the Southwest corner of the residue of 25.758 acre tract as conveyed to MAK Development, Inc. (MAK) as recorded under C. F. No. P147040, O.P.R.R.P;
THENCE: North 88 deg 08 min 04 sec East, 400.00 feet along the South line of said MAK tract to a found 5/8-inch iron rod for corner, said corner marking the Southeast corner of said MAK tract;

Exhibit A
THENCE: North 02 deg 08 min 24 sec West, 549.64 feet along the East line of said MAK tract to a found 5/8-inch iron rod for corner, said corner marking the Northeast corner of said MAK tract and lying in the South line of said Islamic tract;
THENCE: North 88 deg 05 min 57 sec East, 641.68 feet along the south line of said Islamic tract to a found 5/8-inch iron rod for corner, said corner marking the southeast corner of said Islamic tract;
THENCE: North 01 deg 53 min 22 sec West, 864.64 feet along the East line of said Islamic tract to the POINT OF BEGINNING and containing 65.8325 or 2,867,662 square feet of land, more or less.
9957CSR.LEI

Exhibit B
EASEMENT PARCEL
BEING A 5.2107 ACRE (226,979 SQUARE FOOT) TRACT OF LAND OUT OF THREE (3) TRACTS OF LAND CONVEYED BY DEED TO L. B. FOSTER COMPANY, A CALLED 12.040 ACRE TRACT RECORDED UNDER CLERK’S FILE NUMBER (C.F. NO.) G750117, A CALLED 30.0638 ACRE TRACT RECORDED UNDER C.F. NO. H229843 AND A CALLED 65.3930 ACRE TRACT RECORDED UNDER C.F. NO. H229843 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY (O.P.R.R.P.) OF HARRIS COUNTY, TEXAS, ALL IN THE THOMAS HUBANKS SURVEY, ABSTRACT 370, CITY OE HOUSTON, HARRIS COUNTY, TEXAS.
COMMENCING: At a found 3/4 -inch iron pipe in the East line of Langfield Road being a 60-foot right-of-way marking the Southwest corner of Unrestricted Reserve “A”, West Little York Road Industrial Addition (York Addition) as recorded under Volume 264, Page 83, of the Harris County Map Records (H.C.M.R.) and marking the Northwest corner of a 20.7074 acre tract conveyed to the North American Islamic Trust, Inc., Trustee (Islamic) under C.F. No. R331957 of the O.P.R.R.P of Harris County;
THENCE: Along the east line of Langfield Road, South 02 deg 07 min 10 sec East, a distance of 1413.47 feet to found 5/8-inch iron rod marking the southwest corner of the residue of a 25.758 acre tract as conveyed to MAK Development, Inc., (MAK) as recorded under C.F. No. P147040, O.P.R.R.P the POINT OF BEGINNING and the northwest corner of the herein described tract;
THENCE: Along the south line of said MAK tract, North 88 deg 08 min 04 sec East, 400.00 feet passing a 5/8-inch iron rod found for the southeast corner of said MAK tract, in all a distance of 1696.49 feet to an angle point;
THENCE: South 01 deg 51 min 56 sec East, 40.00 feet to an angle point;
THENCE: North 88 deg 08 min 04 sec East, 393.65 feet to a point of curvature of a curve to the left;
THENCE: In a northeasterly direction around a curve to the left with a radius of 970.00 feet, subtending a central angle of 10 deg 00 min 00 sec, and with an arc length of 169.30 feet, a point of tangency;
THENCE: North 78 deg 08 min 04 sec East, 112.96 feet to a point of curvature of a curve to the right;
THENCE: In a northeasterly direction around a curve to the right with a radius of 1030.00 feet, subtending a central angle of 10 deg 00 min 00 sec and with an arc length of 179.77 feet, the point of tangency;
THENCE: North 88 deg 08 min 04 sec East, 100.01 feet to a point in the common line, being the east line of said 12.040 acre tract and the west line of Burlington Industrial District Section Two, a subdivision recorded in Volume 265, Page 69, H.C.M.R, the northeast corner of the herein described tract;
THENCE: Along said common line, South 01 deg 52 min 23 sec East, a distance of 60.00 feet to a 3/4-inch galvanized iron pipe (G.I.P.) found for the northeast corner of said 65.3930 acre tract and the southeast corner of said 12.040 acre tract and the herein described tract;

THENCE: South 88 deg 08 min 04 sec West, 100.01 feet along the common line being the most southerly south line of said 12.040 acre tract and the north line of said 65.3930 acre tract, to a found 5/8-inch iron rod, the point of curvature of a curve to the left;
THENCE: In a southwesterly direction around a curve to the left with a radius of 970.00 feet, subtending a central angle of 10 deg 00 min 00 sec, and with an arc length of 169.30 feet, to a set 5/8-inch iron rod, for a point of tangency;
THENCE: South 78 deg 08 min 04 sec West, 112.96 feet to a set 5/8-inch iron rod for the point of curvature of a curve to the right;
THENCE: In a southwesterly direction around a curve to the right with a radius of 1030.00 feet, subtending a central angle of 10 deg 00 min 00 sec and with an arc length of 179.77 feet to a set 5/8-inch iron rod for the point of tangency;
THENCE: South 88 deg 08 min 04 sec West, 2089.92 feet to a found 1-inch G.I.P. marking the southwest corner and lying in the east line of Langfield Road;
THENCE: North 01 deg 51 min 56 sec West, 50.00 feet along the east line of Langfield to a found PK Nail in asphalt pavement, an angle point being the northwest corner of said 65.3930 acre tract and the southwest corner of said 30.0638 acre tract;
THENCE: North 02 deg 07 min 10 sec West, 50.07 feet along the East line of Langfield to the POINT OF BEGINNING and containing 5.2107 or 226,979 square feet of land, more or less.
9957ESMT LEI

Exhibit C
REVERSIONARY PROPERTY
BEING A 3.6555 ACRE (159,233 SQUARE FOOT) TRACT OF LAND OUT OF THREE (3) TRACTS OF LAND CONVEYED BY DEED TO L.B. FOSTER COMPANY, A CALLED 12 040 ACRE TRACT RECORDED UNDER CLERK’S FILE NUMBER (C F NO.) G750117, A CALLED 30.0638 ACRE TRACT RECORDED UNDER C.F NO H229843 AND A CALLED 65.3930 ACRE TRACT RECORDED UNDER C.F NO. H229843 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY (O.P.R.R.P) OF HARRIS COUNTY, TEXAS, ALL IN THE THOMAS HUBANKS SURVEY, ABSTRACT 370, CITY OF HOUSTON, HARRIS COUNTY, TEXAS
COMMENCING: At a found 3/4 -inch iron pipe in the East line of Langfield Road being a 60-foot right-of-way marking the Southwest corner of Unrestricted Reserve “A”, West Little York Road Industrial Addition (York Addition) as recorded under Volume 264, Page 83, of the Harris County Map Records (H.C.M.R.) and marking the Northwest corner of a 20.7074 acre tract conveyed to the North American Islamic Trust, Inc., Trustee (Islamic) under C.F No R331957 of the O.P.R.R.P of Harris County;
THENCE: Along the east line of Langfield Road, South 02 deg 07 min 10 sec East, 1413.47 feet passing a found 5/8-inch iron rod marking the southwest corner of the residue of a 25.758 acre tract as conveyed to MAK Development, Inc. (MAK) as recorded under C.F No P147040, O.P.R.R.P., in all a distance of 1438.47 feet, the POINT OF BEGINNING and the northwest corner of the herein described tract;
THENCE: South 46 deg 59 min 33 sec East, 21.26 feet to an angle point;
THENCE: North 88 deg 08 min 04 sec East, 2074.97 feet to a point of curvature of a curve to the left;
THENCE: In a northeasterly direction around a curve to the left with a radius of 970.00 feet, subtending a central angle of 10 deg 00 min 00 sec, and with an arc length of 169.30 feet, a point of tangency;
THENCE: North 78 deg 08 min 04 sec East, 112.96 feet to a point of curvature of a curve to the right;
THENCE: In a northeasterly direction around a curve to the right with a radius of 1030.00 feet, subtending a central angle of 10 deg 00 min 00 sec and with an arc length of 179.77 feet, the point of tangency;
THENCE: North 88 deg 08 min 04 sec East, 100.01 feet to a point in the common line, being, the east line of said 12 040 acre tract and the west line of Burlington Industrial District Section Two, a subdivision recorded in Volume 265, Page 69, H C M R , the northeast corner of the herein described tract;
THENCE: Along said common line, South 01 deg 52 min 23 sec East, a distance of 60.00 feet to a 3/4-inch galvanized iron pipe (G.I.P) found for the northeast corner of said 65 3930 acre tract and the southeast corner of said 12.040 acre tract and the herein described tract;
THENCE: South 88 deg 08 min 04 sec West, 100.01 feet along the common line being the most southerly south line of said 12.040 acre tract and the north of said 65.3330 acre tract, to a found 5/8-inch iron rod, the point of curvature of a curve to the left;

Exhibit C
THENCE: In a southwesterly direction around a curve to the left with a radius of 970.00 feet, subtending a central angle of 10 deg 00 min 00 sec, and with an arc length of 169.30 feet, to a set 5/8-inch iron rod, for a point of tangency;
THENCE: South 78 deg 08 min 04 sec West, 112.96 feet to a set 5/8-inch iron rod for the point of curvature of a curve to the right;
THENCE: In a southwesterly direction around a curve to the right with a radius of 1030.00 feet, subtending a central angle of 10 deg 00 min 00 sec and with an arc length of 179.77 feet to a set 5/8-inch iron rod for the point of tangency;
THENCE: South 88 deg 08 min 04 sec West, 2089.92 feet to a found 1-inch G.I.P marking the southwest corner and lying in the east line of Langfield Road;
THENCE: North 01 deg 51 min 56 sec West, 50.00 feet along the east line of Langfield to a found PK Nail in asphalt pavement, an angle point being the northwest corner of said 65.3930 acre tract and the southwest corner of said 30.0638 acre tract;
THENCE: North 02 deg 07 min 10 sec West, 25.07 feet along the East line of Langfield to the POINT OF BEGINNING and containing 3.6555 or 159.233 square feet of land, more or less
9957ROAD.LEI

EXHIBIT D
Office Space Standards
Office space comparable to the office space contained within the two story building (the “Plant Office”) located on the South Parcel shall consist of temporary modular office space assembled with Williams Scotsman, Inc., Redi-Plex Buildings™ and Redi-Panel Systems™, or equal; and shall include an equivalent number, size, and type of rooms, spaces, restrooms, offices, locker room, and facilities as presently found in the Plant Office. By way of example, but not limitation, the following pages illustrate some of the typical components Williams Scotsman provides for their Redi-Plex Buildings™ product line.

60'-0"
12'-0"
8'-0"
25'-2 5/8"
12'-0"
11'-9"
7'-1"
SPACE BY
WILLIAMS
SCOTSMAN

FLOOR PLAN

Additional floor plans available. Flour plans and specifications may vary from those shown and are subject to in-stock availability.

WILLIAMS SCOTSMAN

Mobile Offices · Storage Products And More

Redi-Plex Unit 1 64 x 12

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Rd.
Houston, TX 77044
Phone: 713-466-4353
Fax: 713-466-4839
Toll free: 800-782-1500

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Road
Houston, TX 77044
713.466.4353 • 800.782.1500
Fax: 713.466.4839

www.willscot.com • E-mail: info@willscot.com

60'–0"
12'–0"
33'–8 7/8"
12'–0"
11'–9"

FLOOR PLAN

Additional floor plans available. Floor plans and specifications may vary from those shown and are subject to in-stock availability.

Mobile Offices · Storage Products And More

Redi-Plex Unit 3 64 x 12

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Rd.
Houston, TX 77044
Phone: 713-466-4353
Fax: 713-466-4839
Toll free: 800-782-1500

SPACE BY

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Road
Houston, TX 77044
713.466.4353 • 800.782.1500
Fax: 713.466.4839

www.willscot.com • E-mail: info@willscot.com

11'-9"
7'-1"
12'-0"
8'-0"
8'-0"
16'-10 5/8"
12'-0"
60'-0"

FLOOR PLAN

Additional floor plans available. Floor plans and specifications may vary from those shown and are subject to in-stock availability.

WILLIAMS SCOTSMAN
Mobile Offices · Storage Products And More

Redi-Plex Unit 5 64 x 12

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Rd.
Houston, TX 77044
Phone: 713-466-4353
Fax: 713-466-4839
Toll free: 800-782-1500

SPACE BY WILLIAMS SCOTSMAN

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Road
Houston, TX 77044
713.466.4353 • 800.782.1500
Fax: 713.466.4839

www.willscot.com • E-mail: info@willscot.com

SPACE BY WILLIAMS SCOTSMAN

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Road
Houston, TX 77044
713.466.4353 • 800.782.1500
Fax: 713.466.4839

12'-0"
60'-0"
7'-1"
8'-0"
11'-9"
47'-0"

Additional floor plans available. Floor plans and specifications may vary from those shown and are subject to in-stock availability.

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Rd.
Houston, TX 77044
Phone: 713-466-4353
Fax: 713-466-4839
Toll free: 800-782-1500

Redi-Plex Unit 2335 64 x 12

WILLIAMS SCOTSMAN
Mobile Offices • Storage Products And More

www.willscot.com • E-mail: info@willscot.com

SPACE BY WILLIAMS SCOTSMAN

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Road
Houston, TX 77044
713.466.4353 • 800.782.1500
Fax: 713.466.4839

12'-0"
25'-2 5/8"
60'-0"
8'-0"
12'-0"
7'-1"
11'-9"
11'-9"
11'-9"
35'-3"
33'-8 7/8"

Additional floor plans available. Floor plans and specifications may vary from those shown and are subject to in-stock availability.

Redi-Plex Unit 134 64 x 12

WILLIAMS SCOTSMAN, INC.
10855 John Ralston Rd.
Houston, TX 77044
Phone: 713-466-4353
Fax: 713-466-4839
Toll free: 800-782-1500

WILLIAMS SCOTSMAN
Mobile Offices • Storage Products And More

www.willscot.com • E-mail: info@willscot.com

PROJECT CASE HISTORY

WOODROW WILSON BRIDGE PROJECT

Maryland – Virginia

Client Project

Parsons Brinkerhoff Construction Services, in a joint venture with Potomac Crossing Consultants, was contracted to design and build a new **Woodrow Wilson Bridge** connecting Maryland and Virginia. The six-lane 5,900-foot drawbridge designed in the 40's and built in the 50's was unable to handle the current traffic volume of 200,000 cars per day. Potomac Crossing Consultants' goal was to anticipate traffic needs over the next 100 years and incorporate those needs into the new design. The production schedule for the bridge is estimated to take place over 10 years with the completion projected for 2012. The bridge project design includes two new drawbridges each 6,075 feet long, totaling 12 lanes. The bridges will be twenty feet higher than their predecessor, decreasing the annual number of drawbridge openings by 70%. The bridges will also include two lanes which can accommodate future HOV/transit travel. A pedestrian walkway will connect the parks and trails of Maryland with those of Virginia.

Client Need

Due to the duration and complexity of the project, Parsons Brinkerhoff needed space to accommodate the workers throughout the planning and construction phases. They needed to house the engineers, architects, and construction and road crews unique to each phase of the elaborate project. The client needed a company to be part of the team, working with multiple approval committees to reach a consensus on the necessary space solutions. As the bridge construction progressed, it would be necessary to be able to reconfigure the interior of the buildings. Parsons Brinkerhoff had worked with **Williams Scotsman** in the past and was confident in their ability to offer design-build construction.

SIEMENS WESTINGHOUSE
Monroeville, Pennsylvania

MILESTONES

ORDER RECEIVED
11-01-00
DELIVERY
11-01-01 to 11-17-01
INSTALLATION
1-22-01 to 2-19-01
OCCUPANCY
2-19-01

The Williams Scotsman Solution

Williams Scotsman provided a five section, Redi-Plex building totaling 3,600 square feet. It was installed in two weeks using turn-key construction. The building maintained all the efficiencies of their former space. It included a resource room, conference room, restrooms, four offices, cubicles and a large meeting area. The interior was enhanced by the construction and installation of custom cabinetry. The 60' clear span roof trusses on each building offered optimal flexibility for space planning, by eliminating the need for support columns. This design feature allowed an additional private office to be configured after the initial project completion. The exterior of the building was finished with custom-built decking and ramps.

The Result

*"Dealing with the people at **Williams Scotsman** was a positive experience; they were very responsive to our needs." Ed Gollinger, Siemens Westinghouse.*

SPACE BY
WILLIAMS SCOTSMAN®
800. 782. 1500
www.willscot.com

SWSS-0703-5M
©Williams Scotsman 2003

WOODROW WILSON BRIDGE PROJECT
Maryland – Virginia

*Maryland Side
*Virginia Side

The Williams Scotsman Solution

Williams Scotsman designed a solution to suit all of Parson Brinkerhoff's space needs. Two, five section Redi-Plex structures were installed with turn-key construction on each side of the bridge. Redi-Plex, the ideal space solution, is fast, affordable and offers total interior flexibility. Each building complex accommodates up to seventy engineers, architects and inspectors. **Williams Scotsman** also provided several storage containers and standard field offices for the subcontractors. **Williams Scotsman** delivered the buildings without the use of a crane saving time and money. The 60' steel clear span roof trusses on each building offered optimal flexibility for space planning by eliminating the need for support columns. The interior consisted of private offices, conference rooms, large meeting rooms, kitchens and handicap accessible restrooms. Gypsum walls, which are virtually maintenance free and act as sound barriers, are used throughout the buildings. The HVAC units are equipped with a special system to properly regulate the computer server room temperature. **Williams Scotsman** installed a drop acoustical ceiling, which provided greater sound absorption and easy access for electrical and telephone wiring. Power poles further increased the flexibility of the interior layout. **Williams Scotsman** did all of the necessary custom build-outs to match the interior layout to the needs of the occupants. Custom built decking and canopies adjoin the buildings creating an outdoor meeting space. The roofs are constructed of .045 EPDM, a rubber composite, which decreases exterior noise. Duratemp Plywood Siding™, consisting of panels with a tempered hardboard face, enhances the appearance and durability of the buildings.

"Williams Scotsman listened carefully to our needs. Often, we didn't know what we wanted or what our needs were. Williams Scotsman helped us define them."

– Giles Njumbe
Project Office Engineer

The Result

Williams Scotsman continues to meet the needs of Parsons Brinkerhoff by providing additional buildings to its construction sites in Maryland and Virginia. Building complexes have been added and building interiors have been reconfigured to continue to support the evolving bridge project. The buildings now accommodate over one hundred forty people on each side and continues to grow.

SPACE BY WILLIAMS SCOTSMAN®

800. 782. 1500

www.willscot.com

WWCS-0703-5M
©Williams Scotsman 2003

SCHEDULE 2.3
Example Rent Escalation and Adjustment Schedule

Example Rent Escalation and Adjustment
October 3, 2007

Initial Acreage	20.00	Acres

Base Monthly Rent	$1,000.00	Per Acre

Rent Escalation	3.00%	Annual Increase

Rent Adjustment	2.50%	Additional for the remaining Premises for each acre removed from the initial 20 acres.
Example A

		Monthly Rent					Extended Monthly Rent
Year	Acres	Base	Escalation	Sub-Total	Adjustment	Total	Adjustment	Total
1	20	$1,000.00		$1,000.00	$0.00	$1,000.00	$0.00	$20,000.00
2	20	$1,000.00	$30.00	$1,030.00	$0.00	$1,030.00	$0.00	$20,600.00
3	20	$1,030.00	$30.90	$1,060.90	$0.00	$1,060.90	$0.00	$21,218.00
4	20	$1,060.90	$31.83	$1,092.73	$0.00	$1,092.73	$0.00	$21 ,854.54
5	20	$1,092.73	$32.78	$1,125.51	$0.00	$1,125.51	$0.00	$22,510.18
6	20	$1,125.51	$33.77	$1,159.27	$0.00	$1,159.27	$0.00	$23,185.48
7	20	$1,159.27	$34.78	$1,194.05	$0.00	$1,194.05	$0.00	$23,881 .05
8	20	$1,194.05	$35.82	$1,229.87	$0.00	$1,229.87	$0.00	$24,597.48
9	20	$1,229.87	$36.90	$1,266.77	$0.00	$1,266.77	$0.00	$25,335.40
10	20	$1,266.77	$38.00	$1,304.77	$0.00	$1,304.77	$0.00	$26,095.46
Example B

		Monthly Rent					Extended Monthly Rent
Year	Acres	Base	Escalation	Sub-Total	Adjustment	Total	Adjustment	Total
1	20	$1,000.00		$1,000.00	$0.00	$1,000.00	$0.00	$20,000.00
2	20	$1,000.00	$30.00	$1,030.00	$0.00	$1,030.00	$0.00	$20,600.00
3	12	$1,030.00	$30.90	$1,060.90	$212.18	$1,273.08	$2,546.16	$15,276.96
4	12	$1,060.90	$31.83	$1,092.73	$218.55	$1,311.27	$2,622.54	$15,735.27
5	12	$1,092.73	$32.78	$1,125.51	$225.10	$1,350.61	$2,701.22	$16,207.33
6	12	$1,125.51	$33.77	$1,159.27	$231.85	$1,391.13	$2,782.26	$16,693.55
7	12	$1,159.27	$34.78	$1,194.05	$238.81	$1,432.86	$2,865.73	$17,194.35
8	12	$1,194.05	$35.82	$1,229.87	$245.97	$1,475.85	$2,951.70	$17,710.18
9	12	$1,229.87	$36.90	$1,266.77	$253.35	$1,520.12	$3,040.25	$18,241.49
10	12	$1,266.77	$38.00	$1,304.77	$260.95	$1,565.73	$3,131.46	$18,788.73
Example C

		Monthly Rent					Extended Monthly Rent
Year	Acres	Base	Escalation	Sub-Total	Adjustment	Total	Adjustment	Total
1	20	$1,000.00		$1,000.00	$0.00	$1,000.00	$0.00	$20,000.00
2	20	$1,000.00	$30.00	$1,030.00	$0.00	$1,030.00	$0.00	$20,600.00
3	16	$1,030.00	$30.90	$1,060.90	$106.09	$1,166.99	$1,697.44	$18,671.84
4	16	$1,060.90	$31.83	$1,092.73	$109.27	$1,202.00	$1,748.36	$19,232.00
5	12	$1,092.73	$32.78	$1,125.51	$225.10	$1,350.61	$2,701.22	$16,207.33
6	12	$1,125.51	$33.77	$1,159.27	$231.85	$1,391.13	$2,782.26	$16,693.55
7	8	$1,159.27	$34.78	$1,194.05	$358.22	$1,552.27	$2,865.73	$12,418.14
8	8	$1,194.05	$35.82	$1,229.87	$368.96	$1,598.84	$2,951.70	$12,790.69
9	4	$1,229.87	$36.90	$1,266.77	$506.71	$1,773.48	$2,026.83	$7,093.91
10	4	$1,266.77	$38.00	$1,304.77	$521.91	$1,826.68	$2,087.64	$7,306.73